EXECUTION DRAFT                                                   Exhibit 10.15




                   BRANCH PURCHASE AND ASSUMPTION AGREEMENT
                   ----------------------------------------

                               TABLE OF CONTENTS

                   BRANCH PURCHASE AND ASSUMPTION AGREEMENT
                   ----------------------------------------


1.      PURCHASE AND ASSUMPTION OF ASSETS AND ASSUMPTION OF
        ----------------------------------------------------
        LIABILITIES;PAYMENT..................................................3
        -------------------

1.01    Purchase of Assets and Assumption of Liabilities, Payment............3
        ---------------------------------------------------------

1.02    Transfer of Assets...................................................3
        ------------------

1.03    Acceptance and Assumption............................................4
        -------------------------

1.04    Payment of Funds.....................................................6
        ----------------

1.05    Acquisition..........................................................8
        -----------

1.06    Title to Real Estate.................................................8
        --------------------

1.07    Transfer of Loans Without Recourse...................................8
        ----------------------------------

1.08    Document Quality Review and Limited Indemnity........................8
        ---------------------------------------------

1.09    Transfer of Personal Property.......................................10
        -----------------------------

2.      OBLIGATIONS OF THE PARTIES PRIOR TO EFFECTIVE TIME..................10
        --------------------------------------------------

2.01    Covenants of Seller.................................................10
        -------------------

2.02    Covenants of Purchaser..............................................11
        ----------------------

2.03    Covenants of All Parties............................................11
        ------------------------

3.      REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER..............11
        ------------------------------------------------------

3.01    Representations and Warranties of Seller............................11
        ----------------------------------------

3.02    Representations and Warranties of Purchaser.........................13
        -------------------------------------------

3.03    Survival of Covenants, Representations and Warranties...............14
        -----------------------------------------------------

4.      WARRANTIES, REPRESENTATIONS AND ACTIONS RESPECTING EMPLOYEES
        ------------------------------------------------------------
        AND PENSION AND EMPLOYEE BENEFIT PLANS..............................14
        --------------------------------------

4.01    List of Branch Employees............................................14
        ------------------------

4.02    Actions to be Taken by Purchaser....................................14
        --------------------------------

4.03    Actions to be Taken by Seller.......................................15
        -----------------------------

4.04    Cooperation by Seller and Purchaser.................................15
        -----------------------------------

5.      CONDITIONS PRECEDENT TO CLOSING.....................................16
        -------------------------------

5.01    Conditions to Seller's Obligations..................................16
        ----------------------------------

5.02    Conditions to Purchaser's Obligations...............................16
        -------------------------------------

5.03    Non-Satisfaction of Conditions Precedent............................18
        ----------------------------------------

6.      CLOSING.............................................................18
        -------

6.01    Closing and Closing Date............................................18
        ------------------------

6.02    Seller's Actions at Closing.........................................18
        ---------------------------

6.03    Purchaser's Actions at Closing......................................20
        ------------------------------

6.04    Methods of Payment..................................................20
        ------------------

6.05    Availability of Closing Documents...................................21
        ---------------------------------

6.06    Effectiveness of Closing............................................21
        ------------------------

7.      CERTAIN TRANSITIONAL MATTERS........................................21
        ----------------------------

7.01    Transitional Action by Purchaser....................................21
        --------------------------------

7.02    Transitional Action by Seller.......................................24
        -----------------------------

7.03    Transitional Action by All Parties..................................26
        ----------------------------------

7.04    Effect of Transitional Action.......................................27
        -----------------------------

8.      GENERAL COVENANTS AND INDEMNIFICATION...............................27
        -------------------------------------

8.01    Information.........................................................28
        -----------

8.02    Confidentiality Obligations of Purchaser............................28
        ----------------------------------------

8.03    Confidentiality Obligations of Seller...............................28
        -------------------------------------

8.04    Indemnification by Seller...........................................28
        -------------------------

8.05    Indemnification by Purchaser........................................29
        ----------------------------

8.06    Solicitation of Customers...........................................29
        -------------------------

8.07    Further Assurances..................................................30
        ------------------

8.08    Purchaser's Operation of Branch.....................................30
        -------------------------------

9.      [RESERVED]..........................................................30

10.     TERMINATION.........................................................30
        -----------

10.01   Methods of Termination..............................................30
        ----------------------

10.02   Procedure Upon Termination..........................................31
        --------------------------

10.03   Effect of Termination...............................................31
        ---------------------

11.     MISCELLANEOUS PROVISIONS............................................32
        ------------------------

11.01   Expenses............................................................32
        --------

11.02     Certificates......................................................32
          ------------

11.03     Amendment and Modifications.......................................32
          ---------------------------

11.04     Waivers...........................................................32
          -------

11.05     Notices...........................................................33
          -------

11.06     Parties in Interest: Assignment; Amendment........................33
          ------------------------------------------

11.07     Headings..........................................................34
          --------

11.08     Terminology.......................................................34
          -----------

11.09     Flexible Structure................................................34
          ------------------

11.10     Press Releases....................................................34
          --------------

11.11     Personal Liability................................................34
          ------------------

11.12     Entire Agreement..................................................34
          ----------------

11.13     Governing Law.....................................................35
          -------------

11.14     Counterparts......................................................35
          ------------

11.15     Severability......................................................35
          ------------

                    BRANCH PURCHASE AND ASSUMPTION AGREEMENT
                    ----------------------------------------

         This Agreement ("Agreement"), dated as of February 2, 1999, is made by
                          ---------
and between COASTAL BANK, a Maine banking corporation ("Seller"), and KENNEBUNK
                                                        ------
SAVINGS BANK, a Maine mutual savings bank ("Purchaser").
                                            ---------

                             W I T N E S S E T H:

         WHEREAS, Purchaser wishes to acquire and Seller to sell certain assets and deposit liabilities associated with Seller's Shoppers Village Branch located on Route 1 in Kennebunk, Maine, upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter contained and other good and valuable consideration, Seller and Purchaser hereby agree as follows:

A.       DEFINITIONS.
         -----------

         ACH shall mean Automated Clearing House.

         ALTA shall mean American Land Title Association.

         Acquisition shall have the meaning specified in Section 1.05.

         Acquisition Consideration shall have the meaning set forth in Section 1.04(a).

         Assets shall mean the Owned Personal Property, the Safety Deposit Business, the Loans, Cash on Hand, Prepaid Expenses and Leased Real Estate.

         Branch shall mean the Branch of Seller located at Shopper's Village, Kennebunk, Maine.

         Branch Employees shall have the meaning specified in Section 4.01.

         Business Day shall mean any day other than a Saturday, Sunday or a day in which Seller is closed for business in compliance with the laws of the State of Maine or the United States of America. Any action, notice, or right which is to be taken or given or which is to be exercised or lapse on or by a given date which is not a business day may be taken, given, or exercised, and shall not lapse, until the next business day following.

         Cash on Hand shall have the meaning specified in Section 1.02(d).

         Closing shall have the meaning specified in Section 6.01.

         Closing Date shall have the meaning specified in Section 6.01.

         Code shall mean the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder.

         Defect shall have the meaning specified in Section 1.08(a).

         Deferred Expenses shall have the meaning specified in Section 1.03(d).

         Deposit Accounts shall have the meaning specified in Section 1.03(b).

         Deposit Liabilities shall have the meaning specified in Section
         1.03(b).

         Deposit Premium shall have the meaning specified in Section 1.04(a)(ii)(A).

         Effective Time shall have the meaning specified in Section 6.01.

         ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

         Excluded Assets shall have the meaning specified in Section 7.01(l).

         Excluded Bundled Products shall have the meaning specified in Section 7.02(j).

         Excluded Deposit Accounts shall have the meaning specified in Section 1.03(b).

         FDIA shall mean the Federal Deposit Insurance Act.

         FDIC shall mean the Federal Deposit Insurance Corporation.

         Indemnified Account shall have the meaning specified in Section
         1.08(b).

         Leased Real Estate shall have the meaning specified in Section 1.02(f).

         Leasehold Improvements shall mean personal property affixed to the Leased Real Estate by Seller.

         Loan Files shall have the meaning specified in Section 1.08(a).

         Loans shall mean overdraft protection lines of credit associated with Deposit Accounts (i.e., lines of credit on which advances are made to fund overdrafts in Deposit Accounts). "Loans" shall not include any other type of loan.

         Loss shall have the meaning specified in Section 1.08(c).

         Permitted Exceptions shall mean, with respect to the Leased Real Estate, (i) those standard printed exceptions appearing as Schedule B items in a Standard ALTA leasehold owner's title insurance policy, (ii) those exceptions, restrictions, easements, rights of way, and encumbrances referenced in Exhibit A to this Agreement; (iii) statutory liens for current real estate taxes or assessments, both general and special, not yet due, or if due not yet delinquent, or the validity of which is being contested in good faith by appropriate proceedings; (iv) all zoning laws and rulings; (v) such other liens, imperfections in title, charges, easements, restrictions, and encumbrances which, individually and in the aggregate are not material in character, amount, or extent, or do not materially detract from the value of, or materially interfere with, the present use of, any property subject thereto or affected thereby; and (vi) any Additional Exceptions approved by Purchaser in writing; (vii) any exceptions to title arising from the action, inaction or status of Purchaser.

         Person shall mean any individual, corporation, partnership, association, trust or other entity, whether business, personal or otherwise.

         Premium Rate High Rise Savings Accounts shall mean the accounts of the type described in Schedule B attached hereto and listed in detail in the List of Premium Rate High Rise Savings Accounts provided separately as part of Seller's Disclosure Materials.

         Prepaid Expenses shall have the meaning specified in Section 1.02(e).

         Referred New Accounts shall have the meaning specified in Section 7.01(m).

         Safety Deposit Business shall have the meaning specified in Section 1.02(b).

         Seller's Disclosure Materials shall mean the identical copies, one delivered by Seller to Purchaser as a document separate from this Agreement, and one retained by Seller, containing confidential information disclosed in negotiation of this Agreement, including, without limitation, List of Premium Rate High Rise Savings Accounts, the ODL List and the Preliminary List of Accounts To Be Transferred.

1.       PURCHASE AND ASSUMPTION OF ASSETS AND ASSUMPTION OF LIABILITIES;
         ---------------------------------------------------------------
         PAYMENT.
         -------

         1.01 Purchase of Assets and Assumption of Liabilities, Payment. As of
              ---------------------------------------------------------
the Effective Time (as defined in Section 6.01 hereof), Purchaser shall purchase and Seller shall sell, assign, transfer, convey and deliver certain of the assets and Purchaser shall purchase and assume from Seller certain of the liabilities used in or relating to the banking business conducted by the Seller at the Branch pursuant to the terms and conditions set forth herein.

         1.02 Transfer of Assets. Subject to the terms and conditions of this
              ------------------
Agreement, Seller shall assign, transfer, convey, and deliver to Purchaser, as of the Effective Time (as defined in Section 6.01 hereof), the following assets (the "Assets"):
      ------

         (a)  Owned Personal Property. All right, title, and interest in and
              -----------------------
              to the furniture, fixtures, and equipment, including Leasehold Improvements, that are located and used at the Branch and are owned by Seller, other than the excluded personal property listed in attached Schedule C (the "Owned Personal Property");
                                                  -----------------------

         (b)      Safety Deposit Business. All right, title, and interest of
                  -----------------------
                  Seller in and to the safety deposit business (subject to the allocation of safety deposit rental payments as provided in
                  Section 1.03(c)(i) hereof), if any, located at the Branch as of the Effective Time (the "Safety Deposit Business");
                                              -----------------------

         (c)      Loans. All Loans (exclusive of any reserve for possible loan
                  -----
                  losses), including, without limitation, Loans that are summarized in attached Schedule D as more specifically set forth in the ODL List provided separately in Seller's Disclosure Materials. The parties agree that, in the operation of the Branch in the ordinary course of business between the date of this Agreement and the Effective Time as contemplated in Section 2.01(a), (A) there will be changes in the amount and type of the Loans, and (B) there may be additional Loans associated with the Branch, which will become part of the Loans and some Loans may be paid off and closed;

         (d)      Cash on Hand. All cash on hand (i.e., U.S. currency and coin)
                  ------------
                  at the Branch as of the Effective Time (the "Cash on Hand");
                                                               ------------

         (e)      Prepaid Expenses. All prepaid expenses of Seller relating
                  ----------------
                  specifically to the Branch as of the Effective Time described in attached Schedule E (the "Prepaid Expenses"); and
                                               ----------------

         (f)      Leased Real Estate. All right, title and interest in and to
                  ------------------
                  the real property leased by Seller from lessors in which any of the Branch is situated (the "Leased Real Estate"), which
                                                  ------------------
                  leasehold is evidenced by a lease agreement a copy of which is attached hereto as Schedule F (the "Real Estate Lease").
                                                      -----------------

         No rights in the names "Coastal", "Coastal Bank", "Coastal Savings Bank", or derivatives thereof or modifications thereto are being transferred to Purchaser hereunder.

         1.03     Acceptance and Assumption. Subject to the terms and conditions
                  -------------------------
of this Agreement, as of the Effective Time Purchaser shall:

         (a)      Assets. Receive and accept all of the Assets assigned,
                  ------
                  transferred, conveyed, and delivered to Purchaser by Seller pursuant to this Agreement;

         (b)      Deposit Liabilities. Assume and thereafter faithfully honor
                  -------------------
                  and fully and timely pay, perform, and discharge all of the "Deposit Liabilities" (as hereinafter defined). The term "Deposit Liabilities" means all of Seller's indebtedness,
                   -------------------
                  obligations, duties, and liabilities of every type and character relating to all deposit accounts (including, without limitation, all passbook accounts, all checking, Money Market and NOW accounts, individual retirement accounts ("IRAs") ,
                                                                     ---
                  and certificates of deposit) (collectively "Deposit Accounts")
                                                              ----------------
                  which are reflected on the books of Seller as of the Effective Time as being assigned to or attributable to the Branch consistent with the methodology employed in preparing the Preliminary List of Accounts summarized in Schedule G attached hereto and more specifically set forth in Seller's Disclosure Materials ("Preliminary List") and generally described
                              ----------------
               in Schedule G attached hereto, other than (1) commercial deposit accounts that are subject to a sweeps agreement pursuant to which balances in such deposit accounts are invested in repurchase agreements on an overnight basis, (2) any account pledged to collateralize loans the Purchaser is not purchasing under this Agreement and (3) the excluded deposit accounts described in Schedule G-1 ("Excluded Deposit Accounts"). The parties
                              -------------------------
               understand and agree that, in the operation of the Branch in the ordinary course of business between the date of this Agreement and the Effective Time as contemplated in Section 2.01(a), there will be changes in the amount and type of the Deposit Liabilities to be assumed by the Purchaser pursuant to this Agreement. Deposit Liabilities include, without limitation, the obligation to pay and otherwise process all such Deposit Accounts in accordance with applicable law and customary banking practices, and applicable Deposit Account contractual terms and the duty to supply all applicable reporting forms required to be filed after the Effective Time, providing however, that Seller shall send and file Forms 1099 relating to all Deposit Accounts for all periods preceding the Closing Date and Purchaser shall send and file Forms 1099 relating to all Deposit Accounts for all periods on and after the Closing Date. In connection with Deposit Accounts consisting of IRAs, Purchaser shall assume, in addition to the deposit liability, the plans pertaining thereto and the custodial arrangements in connection therewith;

         (c)   Safety Deposit Business. Assume and thereafter faithfully honor
               -----------------------
               and fully and timely perform and discharge all of the obligations, duties, and liabilities of Seller arising from and after the Effective Time with respect to:

               (i) The Safety Deposit Business, if any, including delinquent boxes, and including, but not limited to, the maintenance of all necessary facilities for the use of safety deposit boxes by the renters thereof during the periods for which such persons have paid rent therefor in advance to Seller (subject to Seller's retention of all safety deposit box rental payments made before the Effective Time and Purchaser's right to retain all such payments made thereafter), subject to the provisions of the applicable leases or other agreements relating to such boxes; and

               (ii) All safety deposit box lease agreements and documents pertaining to the safety deposit business of the Branch as of the Effective Time; and

               (iii) All safekeeping agreements, receipts, and other documents pertaining to all safekeeping items held by the Branch for its customers as of the Effective Time (not including any liabilities with respect to trust department services or obligations or services not typically included in a bank safety deposit business);

         (d)   Deferred Expenses. Assume and thereafter faithfully honor and
               -----------------
               fully and timely pay, perform and discharge all deferred expenses described in attached Schedule H (the "Deferred
                                                               --------
               Expenses");
               --------

         (e)      Liabilities under Leases. Assume and thereafter faithfully
                  ------------------------
                  honor and fully and timely pay, perform and discharge, all of the obligations, duties and liabilities of Seller arising from and after the Effective Time under all of the Leases sold, assigned, or transferred to Purchaser by Seller pursuant to this Agreement; provided, however, that Purchaser shall not be required to assume liability under the Real Property Lease if the lessor shall fail and refuse to consent to the assignment of such lease to Purchaser;

         (f)      Liabilities under Loan Commitments, etc. Assume and thereafter
                  ---------------------------------------
                  faithfully honor and fully and timely perform and discharge all of the obligations, duties and liabilities of Seller arising from and after the Effective Time under all Loans sold, assigned, or transferred to Purchaser by Seller pursuant to this Agreement, including additional extensions of credit to customers in connection with said Loans;

         (g)      Employee Benefits Liabilities. Assume all liabilities
                  -----------------------------
                  specifically allocated to Purchaser pursuant to Section 4; and

         (h)      No Other Liabilities. Except to the extent expressly set forth
                  --------------------
                  above, Purchaser shall not assume any other liabilities with respect to the Branch or the operation of Seller's business at the Branch, whether arising prior to the date hereof or between the date hereof and the Effective Time. Liabilities not assumed hereunder, include, without limitation, all claims, debts or liabilities arising out of alleged wrongful, negligent or unlawful acts or out of breach of any contract or duty that occurs prior to the Effective Time, whether such liabilities are to customers, vendors, employees or any other person.

         1.04     Payment of Funds. Subject to the terms and conditions hereof,
                  ----------------
                  at the Closing:

          (a)     Acquisition Consideration. Seller shall make available and
                  -------------------------
                  transfer to Purchaser, in the manner specified in Section 6.04 hereof, the "Acquisition Consideration" consisting of funds in an amount equal to

                  (i)      the sum of the following:

                           (A) the amount of the aggregate balance of all Deposit Liabilities (including interest posted or accrued to such accounts as of midnight on the day preceding the Closing
                                    Date) plus
                                          ----

                           (B) the amount of the Deferred Expenses prorated as of the Effective Time;

                  (ii) less an amount equal to the sum of the following:
                       ----

          (A) Nine percent (9%) of the "Average Branch Deposits" (as hereinafter defined) for the thirty (30) calendar day period immediately preceding the Closing Date. The term "Average Branch
                                                                 --------------
               Deposits" shall mean the average of the daily aggregate balance
               --------
               of all Deposit Liabilities (which aggregate balances shall include (i) the balances of Referred New Accounts, as that term is defined in Section 7.01(m), and (ii) interest posted to such accounts as of midnight of each of such thirty (30) days preceding the Closing Date but shall exclude interest accrued but not posted to such accounts as of midnight of each of such 30 days) other than (a) those balances represented by certificates of deposit or statement savings accounts of $100,000 or more that
               (x) are established after the date hereof, and (y) earn interest at a rate otherwise not generally offered or available for comparable deposits through Seller's branch system, and (b) the average balance of Premium Rate High Rise Savings Accounts to the extent such average exceeds Four Million One Hundred Eighty Thousand Dollars ($4,180,000). The dollar figure which is the product of nine percent (9%) multiplied by the Average Branch Deposits in effect for the thirty (30) day period immediately preceding the Closing Date is hereinafter called the "Deposit
                                                                     -------
               Premium";
               -------

          (B) the amount of Cash on Hand transferred to Purchaser as of the Effective Time;

          (C) the sum of $1.00, representing the aggregate amount of the agreed values of the Leased Real Estate as set forth on attached Schedule F;

          (D) the aggregate amount of the depreciated book values as of the Effective Time of the Owned Personal Property transferred to Purchaser;

          (E) the depreciated book value of all Leasehold Improvements not already included in Owned Personal Property;

          (F) the amount of all Prepaid Expenses, prorated as of the Effective Time; and

          (G) the book value of all Loans, plus accrued and unpaid interest thereon computed as of the Effective Time.

In the event that the amount equal to subclause (ii) above exceeds the amount equal to subclause (i), the full amount of such excess shall constitute an amount due from Purchaser to Seller and shall be paid to Seller at the Closing in the manner specified in Section 6.04 hereof.

         (b)   Proration of Certain Expenses. All rent and other charges under
               -----------------------------
               the Leases, all Prepaid Expenses (including, without limitation, any prepaid FDIC premium with respect to Deposit Accounts), and all Deferred Expenses shall be prorated between Purchaser and Seller as of the Effective Time; provided, however, that all utility payments shall be prorated on the basis of the best information available at Closing. All security deposits under the Leases shall be credited to Seller. All prorations shall be paid on the Closing Date to the party entitled to the benefit of the proration; provided, however, that in the event that any prorations cannot be reasonably calculated as of the Closing, a post-closing adjustment shall be made in the manner specified in
               Section 6.04 hereof.

         1.05  Acquisition. The purchase and acceptance by Purchaser from Seller
               -----------
of such assets and the assumption by Purchaser of such liabilities of Seller pursuant to the terms and conditions set forth herein is sometimes referred to herein as the "Acquisition".
               -----------

         1.06  Title to Real Estate.
               --------------------

         (a) Seller will execute, acknowledge and deliver to Purchaser at the Closing an Assignment of its leasehold interests in the Leased Real Estate, conveying to Purchaser all of Seller's leasehold estate in the Leased Real Estate, free and clear of all liens and encumbrances except Permitted Exceptions and except as otherwise provided in subsection (b), insurable for the benefit of Purchaser at customary rates and on the standard ALTA leasehold owner's title insurance policy, in amounts reasonably satisfactory to Purchaser. The cost of obtaining any title insurance shall be Purchaser's sole responsibility. Seller shall also deliver to Purchaser a landlord's consent to the assignment of the Real Estate Lease, in form and substance reasonably satisfactory to Purchaser and its counsel. Any expense charged by landlord for such consent shall be paid by Seller.

          (b) Seller will deliver to Purchaser copies of any existing title commitments or specimen title policies for the leasehold estate in the Leased Real Estate.

         1.07  Transfer of Loans Without Recourse. Except as expressly provided
               ----------------------------------
in Section 1.08, all Loans transferred to Purchaser pursuant to this Agreement shall be transferred without recourse.

         1.08  Document Quality Review and Limited Indemnity.
               ---------------------------------------------

         Purchaser has conducted due diligence prior to executing this Agreement. That due diligence was sufficient to satisfy Purchaser that any Defects described below are not so pervasive as to justify or require termination of this Agreement. The purpose of this Section 1.08 is to permit subsequent additional diligence and to provide a procedure to protect the Purchaser from actual loss arising out of Defects after consummation of the Acquisition.

         (a)   Quality Review. Within 60 days from the date of this Agreement,
               --------------
               Purchaser shall
               have the right, at reasonable times and upon reasonable notice, to review any and all Loan Files and Deposit Account Files, to the extent allowed by applicable law, with respect to Defects. If applicable law would prohibit the surrender of any document (or a portion thereof) that Purchaser might reasonably request for purposes of the review described in this section, Seller will make the most minimal redactions, copying, or other minimal modifications to permit disclosure to Purchaser to the fullest extent allowed by applicable law. Seller expressly reserves the right to participate with Purchaser in any such review. As used herein:

               "Loan Files" means any file or files containing the Note, Loan Agreement, disclosures, and any other documents evidencing a Loan sold under this Agreement.

               "Deposit Account Files" means all files and records relating to Deposit Accounts, including, without limitation, signature cards, deposit agreements, IRS custodial or trust agreements, safe deposit agreements and other records.

               "Defect" shall mean and refer to one or more of the following conditions:

               (i)      Missing Documents. The Loan File or Deposit Account File
                        -----------------
                        contains no original Note, signature card or other document evidencing the debt or account or contains no copy of a loan agreement required by the debt instrument or commitment letter.

               (ii)     Material Documentation Error. The documents contained in
                        ----------------------------
                        the Loan File or Deposit Account File demonstrate an error in content that would have a material adverse effect upon the enforceability of debt instruments, guarantees or security instruments or the ability of the Purchaser to determine or enforce its rights and obligations with respect to a Deposit Account (a "material documentation error"). For example, an unsigned note or loan agreement is a material documentation error.

        (b)    Procedure for Cure. Upon discovery of any Defect pursuant to a
               ------------------
               review of one or more Loan Files or Deposit Account Files, Purchaser shall give written Notice of Defect to Seller, specifying the nature of the Defect and the requested cure. Any such Notice of Defect must be delivered within the 60-day period specified in the preceding subsection 1.08(a). Seller shall then have a period of 60 days after receipt of the Notice of Defect in which to cure any such Defect. If Seller fails so to cure, then the Loan or Deposit Account in question shall be identified as an
               Indemnified Account ("Indemnified Account") until such time as
                                     -------------------
               the Defect is cured and all Losses (as defined below) have been paid.

        (c)    Limited Indemnity. Seller shall indemnify Purchaser and shall
               -----------------
               hold Purchaser harmless from and against any loss including, without limitation, loss of loan principal and interest and reasonable external collection expense, including reasonable fees and costs of outside counsel (collectively, a "Loss"), to the extent the same is attributable to a Defect in an
                ----
               Indemnified Account.

        1.09   Transfer of Personal Property. Seller shall convey Owned Personal
               -----------------------------
Property to Purchaser by executing and delivering the Bill of Sale and Receipt set forth in Schedule O attached hereto. Seller shall also use commercially reasonable efforts to deliver a consent to assignment by any lessor of personal property deemed material by Purchaser.

2.      OBLIGATIONS OF THE PARTIES PRIOR TO EFFECTIVE TIME
        --------------------------------------------------

        2.01   Covenants of Seller. Seller hereby covenants to Purchaser that,
               -------------------
from the date hereof until the Effective Time, it will do or cause the following to occur:

        (a)    Operation of Branch. (i) Continue to operate the Branch in a
               -------------------
               manner equivalent to that manner and system of operation, consistent with its customary practices, (ii) not knowingly permit any act or conduct by any of its employees that would cause material harm or damage to the reputation of the Branch or a material reduction in the existing deposit liabilities of the Branch, (iii) not transfer any Branch Employees without the prior written consent of Purchaser, and (iv) maintain the Owned Personal Property in a condition substantially the same as that as of the date of this Agreement, ordinary wear and tear and casualty excepted.

        (b)    Information Concerning Branch. Furnish or otherwise provide
               -----------------------------
               Purchaser, its agents or representatives reasonable access to, and permit Purchaser to make or cause to be made such reasonable investigation of, information and materials relating to the financial and physical condition of, and legal questions concerning, the Branch as Purchaser reasonably deems necessary or advisable; provided, however, that such access and investigation shall not interfere unnecessarily with the normal operations of the Branch or Seller; provided, further, that nothing in this
               Section 2.01(b) shall be deemed to require Seller to breach any statutory obligation of confidentiality.

        (c)    Required Authorizations. Obtain and procure all necessary
               -----------------------
               corporate approvals and authorizations required on its part to enable it to fully perform all obligations imposed on it hereunder which must be performed by it at or prior to the Closing.

        (d)    Creation of Liens and Encumbrances. Not voluntarily create any
               ----------------------------------
               liens, imperfections in title, charges, easements, restrictions, or encumbrances affecting the Leased Real Estate.

        (e)    Damage, Destruction, or Condemnation of Real Property. In the
               -----------------------------------------------------
               event Seller is notified of any pending or threatened condemnation proceeding relating to the Leased Real Estate, notify Purchaser thereof and Seller and Purchaser shall cooperate in responding to any such proceeding so as not to prejudice the rights of Purchaser and Seller to recover in such proceedings.

        (f)    Preservation of Lease. Preserve in good standing and in full
               ---------------------
               force and effect the Real Property Lease.

        2.02   Covenants of Purchaser. Purchaser hereby covenants to Seller
               ----------------------
that, from the date hereof until the Effective Time, it will do or cause the following to occur:

        (a)    Certain Applications. As soon as reasonably possible, but not
               --------------------
               later than thirty (30) business days after the date of this Agreement, Purchaser shall prepare and submit for filing the appropriate applications (including draft applications) to all appropriate regulatory agencies required on the part of Purchaser for the Acquisition to be consummated at the Closing as contemplated in Section 6.01 herein. Thereafter, Purchaser shall use its best efforts to pursue such applications diligently and on a priority basis, and shall promptly file such supplements, amendments, and additional information in connection therewith as may be necessary for the Acquisition to be consummated at such Closing. Purchaser shall deliver to Seller a copy of such applications, and any supplement, amendment, or item of additional information in connection therewith, not later than three (3) days after the date it is filed with the appropriate regulatory agencies. Seller shall execute and join in any application which requires Seller's participation unless Seller believes that the information provided therein is false or misleading.

        (b)    Required Authorizations. Purchaser shall obtain and procure all
               -----------------------
               necessary corporate approvals and authorizations required on its part to enable it to fully perform all obligations imposed on it hereunder which must be performed by it at or prior to the Closing.

        2.03   Covenants of All Parties. Seller hereby covenants to Purchaser,
               ------------------------
and Purchaser hereby covenants to Seller, that, from the date hereof until the Closing, such party shall cooperate fully with the other party in obtaining any consents, approvals, permits, or authorizations which are required to be obtained pursuant to any federal or state law, or any federal or state regulation thereunder, for or in connection with the transactions described in and contemplated by this Agreement.

3.      REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.
        ------------------------------------------------------

        3.01   Representations and Warranties of Seller. Seller represents and
               ----------------------------------------
warrants to Purchaser as follows:

        (a)    Good Standing and Power of Seller. Seller is, and shall remain
               ---------------------------------
               through the Effective Time, a bank duly organized, and validly existing under the laws of the State of Maine with corporate power to own its properties and assets and to carry on its business as presently conducted. Seller is, and shall remain through the Effective Time, an insured bank, as defined in the FDIA and applicable regulations thereunder.

        (b)    Authorization of Agreement. The execution and delivery of this
               --------------------------
               Agreement, and the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Seller, and this Agreement is the valid and binding obligation of Seller.

        (c)    Effective Agreement. Subject to the receipt of any and all
               -------------------
               necessary regulatory approvals and required consents, neither the execution, delivery, and performance of this Agreement by Seller nor the consummation of the transactions contemplated hereby, shall (i) conflict with, result in the breach of, constitute a violation or default, result in the acceleration of payment or other obligations of Seller, or (ii) create a lien, charge, or encumbrance, under any of the provisions of the Articles of Incorporation or By-Laws of Seller, under any judgment, decree, or order, under any law, rule, or regulation of any government or agency thereof, or under any material contract, material agreement, or material instrument to which Seller is subject, where such conflict, breach, violation, default, acceleration, or lien would have a material adverse effect on the Assets or Seller's ability to perform its obligations hereunder.

        (d)    Title to Assets. Except for Leased Real Estate, Seller is the
               ---------------
               sole owner of each of the Assets free and clear of any mortgage, lien, encumbrance, or restriction of any kind or nature.

        (e)    Zoning Violations. As of the date of this Agreement, Seller has
               -----------------
               not received any notice of violation of any applicable zoning or environmental regulation, ordinance, or other law, order, regulation or requirement relating to the Leased Real Estate.

        (f)    Condemnation Proceedings. Seller has received no written notice
               ------------------------
               of any pending or threatened condemnation proceedings affecting or relating to the Branch.

        (g)    No Broker. No broker or finder, or other party or agent
               ---------
               performing similar functions, has been retained by Seller or is entitled to be paid based upon any agreements, arrangements, or understandings made by Seller in connection with the transactions contemplated hereby, and no brokerage fee or other commission has been agreed to be paid by Seller on account of the transactions contemplated hereby.

        (h)    Loans. To Seller's knowledge: (i) the Loans are evidenced by a
               -----
               note or loan agreement that is the valid and binding obligation of all borrowers named therein; (ii) all loans were made in compliance with, and have been serviced in compliance with, all applicable laws; and (iii) there are no acts, omissions or conditions that would give rise to any claim or right to rescission, set-off, counterclaim or defense with respect to any Loan. There are no oral modifications or amendments or additional agreements related to the Loans that are not reflected in the records of the Branch.

        (i)    Deposit Accounts. The Deposit Accounts are each evidenced by a
               ----------------
               deposit account agreement or IRA agreement that to Seller's knowledge is valid, binding and enforceable in accordance with its terms. Each Deposit Account was established, maintained and serviced in conformity with all applicable laws and regulations.

        (j)    Real Estate Lease. The Real Estate Lease is in full force and
               -----------------
               effect; Seller is not in default thereunder, nor does any condition exist which, with the passage of time or the giving of notice (or both) would constitute a default by Seller thereunder. Schedule F contains a true and correct copy of the Real Estate Lease and all amendments and waivers thereto.

        (k)    Claims. There are no claims, suits, proceedings or other
               ------
               litigation ("Claims") pending or, to Seller's knowledge, threatened against Seller or any of the Assets, except those Claims which, if adversely determined, would not have a material adverse effect upon the ability of Seller or Purchaser to conduct banking business at the Branch.

        (l)    Labor Matters. Except as set forth on Schedule Q, there are no
               -------------
               pending or threatened claims or complaints by any Branch Employees relating to labor, employment or discrimination matters (including, without limitation, wage/hour complaints, complaints to the Maine Human Rights Commission, and complaints to the National Labor Relations Board).

        3.02   Representations and Warranties of Purchaser. Purchaser represents
               -------------------------------------------
and warrants to Seller as follows:

        (a)    Good Standing and Power of Purchaser. Purchaser is, and shall
               ------------------------------------
               remain through the Effective Time, a mutual savings bank duly organized, validly existing, and in good standing under the laws of the State of Maine with corporate power to own its properties and to carry on its business as presently conducted. Purchaser is, and shall remain through the Effective Time, an insured bank, as defined in the FDIA and applicable regulations thereunder.

        (b)    Authorization of Agreement. The execution and delivery of this
               --------------------------
               Agreement, and the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Purchaser, and this Agreement is a valid and binding obligation of Purchaser.

        (c)    Effective Agreement. Subject to the receipt of any and all
               -------------------
               necessary regulatory approvals and required consents, from all appropriate regulatory agencies, and such approvals becoming final and effective, the execution, delivery, and performance of this Agreement by Purchaser, and the consummation of the transactions contemplated hereby, will not conflict with, result in the breach of, constitute a violation or default, result in the acceleration of payment or other obligations, or create a lien, charge, or encumbrance, under any of the provisions of the Articles of Incorporation and Bylaws of Purchaser.

        (d)    Capital. Purchaser will have on the Closing Date capital and cash
               -------
               sufficient to fulfill its obligations hereunder.

        (e)    No Broker. No broker or finder, or other party or agent
               ---------
               performing similar functions, has been retained by Purchaser or is entitled to be paid based upon any agreements, arrangements, or understandings made by Purchaser in connection with the transactions contemplated hereby, and no brokerage fee or other commission has been agreed to be paid by Purchaser on account of the transactions contemplated hereby.

        3.03   Survival of Covenants, Representations and Warranties. The
               -----------------------------------------------------
respective covenants, representations, and warranties of Seller and Purchaser contained or referred to in this Agreement or in any certificate, schedule, or other instrument delivered or to be delivered pursuant to this Agreement shall survive the Closing. Except as otherwise specifically provided in this Agreement, any claim for breach of these covenants, representations and warranties must be brought within 18 months after the Closing Date.

4.      WARRANTIES, REPRESENTATIONS AND ACTIONS RESPECTING EMPLOYEES AND PENSION
        ------------------------------------------------------------------------
        AND EMPLOYEE BENEFIT PLANS.
        --------------------------

        4.01   List of Branch Employees. Seller has provided Purchaser with a
               ------------------------
list of the names of certain officers and employees (including full and part-time employees) assigned to, and actively employed at, the Branch as of the date hereof ("Branch Employees"). The description of the positions held by
              ----------------
Branch Employees is attached as Schedule A. An updated list of Branch Employees as of the Effective Time will be provided to Purchaser not later than the Closing Date.

        4.02   Actions to be Taken by Purchaser. Purchaser covenants to Seller
               --------------------------------
that it will do or cause the following to occur:

        (a)    Branch Employees. Purchaser shall offer to hire, as of the
               ----------------
               Effective Time, all Branch Employees. Purchaser shall offer to hire such Branch Employees in positions and responsibilities, and at salaries and with benefits, comparable to those held by such Employees as of the Effective Time. Purchaser shall cause all Branch Employees who accept employment with Purchaser as of the Effective Time to be eligible to participate in the "employee welfare benefit plans" and "employee pension plans" (within the meaning of Section 3(1) and Section 3(2) of ERISA, respectively) of Purchaser in which similarly situated employees of Purchaser are generally eligible to participate, provided that (1) nothing herein shall prevent Purchaser from modifying or terminating such plans from time to time, and (2) all Branch Employees who accept employment with Purchaser and their dependents shall be covered as of the Effective Time (and shall not be excluded from coverage on account of any pre-existing condition) under any such plan that is a group health plan of Purchaser subject to Part 6 of Title I of ERISA. For purposes of any length of service requirements, waiting periods, vesting periods or differential benefits based on length of service in any such plan for which a Branch Employee may be eligible after the Effective Time, Purchaser shall ensure that service by such Branch Employee with Seller shall be deemed to have been service with Purchaser; provided however, that any
                                                    ----------------
               Branch Employee hired by Purchaser shall not receive credit for such employee's years of service with Seller for purposes of determining the employee's accrued benefit under Purchaser's defined benefit pension plan.

        4.03   Actions to be Taken by Seller. Seller shall do or cause the
               -----------------------------
               following to occur:

        (a)    Branch Employees. Without Purchaser's prior written consent
               ----------------
               (which consent shall not unreasonably be withheld) Seller shall not (i) terminate any Branch Employee as of the date hereof, unless such person is dismissed "for cause" and written notice of such dismissal is provided to Purchaser, (ii) transfer or assign Branch Employees as of the date hereof to another branch of the Seller or assign a part-time Branch Employee to a position of permanent employment, or (iii) increase the compensation of Branch Employees as of the date hereof, other than to reflect normal compensation increases in amount and frequency consistent with the past practice of the Seller. From the date of this Agreement until twelve (12) months following the Effective Time, Seller will not solicit for hire any Branch Employees, provided, however, that this provision shall not preclude Seller from hiring any Branch Employees who, without direct inducement from Seller, elect not to become or remain employed by Purchaser.

        (b)    Coverage Under Seller's Benefit Plans Before and After the
               ----------------------------------------------------------
               Effective Time. While employed by Seller prior to the Effective
               --------------
               Time, Seller shall continue to provide the Branch Employees with those employee benefits that Seller generally makes available to its employees. Each Branch Employee who becomes employed by Purchaser as of the Effective Time shall cease to be employed by Seller at that time and shall be entitled to receive only those post-employment benefits, if any, which Seller's benefit plans generally make available to terminated employees.

        (c)    Seller's Pension Plan. Seller states that it formerly sponsored a
               ---------------------
               defined benefit pension plan which has been terminated and that all accrued benefits have been distributed to participants of the pension plan. Seller warrants that Purchaser shall have no funding or successor liability with respect to the terminated pension plan.

        4.04   Cooperation by Seller and Purchaser. After the Closing, Seller
               -----------------------------------
and Purchaser each will cooperate with the other in providing reasonable access to all information required for the operation of, or the preparation and submission of reports or notices required in connection with the operation of the retirement plans and any other employee benefit programs maintained by Seller or Purchaser which cover any of the Branch Employees, including without limitation the preparation and submission of reports or notices to the Pension Benefit Guaranty Corporation, the Department of Labor, the Internal Revenue Service, or any other governmental entity.

5.      CONDITIONS PRECEDENT TO CLOSING.
        -------------------------------

        5.01   Conditions to Seller's Obligations. The obligations of Seller to
               ----------------------------------
consummate the Acquisition are subject to the satisfaction, or the waiver by Seller to the extent permitted by applicable law, of each of the following conditions at or prior to the Closing:

        (a)    Prior Regulatory Approval of the Acquisition. All filings and
               --------------------------------------------
               registrations with, and notifications to, all federal and state authorities required for consummation of the Acquisition and Purchaser's operation of the Branch shall have been made, all approvals and authorizations of all federal and state authorities required for consummation of the Acquisition and Purchaser's operation of the Branch shall have been received and shall be in full force and effect, and all applicable waiting periods shall have passed. The United States Department of Justice shall not have objected to the consummation of the Acquisition, unless such objection shall have been withdrawn or a United States District Court shall have approved consummation of the Acquisition notwithstanding the objection of the Department of Justice.

        (b)    Corporate Action. The Board of Directors of Purchaser shall have
               ----------------
               taken all corporate action necessary by it to effectuate this Agreement and the Acquisition, and Purchaser shall have furnished Seller with a certified copy of each such resolution adopted by the Board of Directors of Purchaser evidencing the same.

        (c)    Representations and Warranties. The representations and
               ------------------------------
               warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects at and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of such time (unless a different date is specifically indicated in such representations and warranties), and Purchaser shall have delivered to Seller a certificate in the form of attached Schedule I to that effect, dated as of the Closing Date.

        (d)    Covenants. Each and all of the covenants and agreements of
               ---------
               Purchaser to be performed or complied with at or prior to Closing pursuant to this Agreement shall have been duly performed or complied with in all material respects by Purchaser, or waived by Seller, and Purchaser shall have delivered to Seller a certificate in the form of attached Schedule I to that effect, dated as of the Closing Date.

        (e)    Opinion of Counsel. Purchaser shall have delivered to Seller an
               ------------------
               opinion of counsel substantially in the form of attached Schedule J, dated as of the Closing Date.

        5.02   Conditions to Purchaser's Obligations. The obligation of
               -------------------------------------
Purchaser to consummate the Acquisition are subject to the satisfaction, or the waiver by Purchaser to the extent permitted by applicable law, of each of the following conditions at or prior to the Closing:

        (a)    Prior Regulatory Approval. All filings and registrations with,
               -------------------------
               and notifications to, all federal and state authorities required for consummation of the Acquisition and Purchaser's operation of the Branch shall have been made, all approvals and authorizations of all federal and state authorities required for consummation of the Acquisition and Purchaser's operation of the Branch shall have been received and shall be in full force and effect, and all applicable waiting periods shall have passed. The United States Department of Justice shall not have objected to the consummation of the Acquisition, unless such objection shall have been withdrawn or a United States District Court shall have approved consummation of the Acquisition notwithstanding the objection of the Department of Justice.

        (b)    Corporate Action. The Board of Directors of Seller shall have
               ----------------
               taken all corporate action necessary by it to approve and effectuate this Agreement and the Acquisition and Seller shall have delivered to Purchaser a certificate in the form of attached Schedule K to that effect, dated as of the Closing Date. Upon approval by Seller's board of directors, this Agreement shall constitute an official record of the Seller and shall be maintained as such as a permanent record of the Seller.

        (c)    Representations and Warranties. The representations and
               ------------------------------
               warranties of Seller set forth in this Agreement shall be true and correct in all material respects as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of such date (unless a different date is specifically indicated in such representations and warranties), and Seller shall have delivered to Purchaser a certificate in the form of attached Schedule K to that effect, dated as of the Closing Date.

        (d)    Covenants. Each and all of the covenants and agreements of Seller
               ---------
               to be performed or complied with pursuant to this Agreement shall have been duly performed or complied with in all material respects by Seller, or waived by Purchaser, and Seller shall have delivered to Purchaser a certificate in the form of attached Schedule K to that effect, dated as of the Closing Date.

        (e)    Opinion of Counsel. Seller shall have delivered to Purchaser an
               ------------------
               opinion of Bernstein, Shur, Sawyer & Nelson, P.A., substantially in the form of attached Schedule L, dated as of the Closing Date.

        (f)    Lessor Consent. The lessor of the Leased Real Estate shall have
               --------------
               given such lessor's written consent to the assignment to and assumption by Purchaser of the Real Estate Lease, without charge or cost to Purchaser, and, if such is not already of record as of the date hereof, shall have executed a recordable memorandum of the Real Estate Lease.

        (g)    Mortgage Arrangements. Any mortgagee of the Leased Real Estate
               ---------------------
               shall have entered an agreement with Purchaser of the type described in Section 21 of the Real Estate Lease.

        (h) The Lessor of the Leased Real Estate shall have amended the Real Estate Lease to add a description of the Leased Real Estate that is reasonably acceptable to Purchaser and substantially in the form of Schedule R, Description of Leased Property, as Exhibit A to the Real Estate Lease.

        5.03   Non-Satisfaction of Conditions Precedent. The non-occurrence or
               ----------------------------------------
delay of the Closing of the Acquisition by reason of the failure of timely satisfaction of all conditions precedent to the obligations of any party hereto to consummate the Acquisition shall in no way relieve such party of any liability to the other party hereto, nor be deemed a release or waiver of any claims the other party hereto may have against such party, if and to the extent the failure of timely satisfaction of such conditions precedent is attributable to the actions or inaction of such party. In the event all conditions precedent to Closing have not been either satisfied or waived by July 1, 1999, either party may terminate this Agreement by written notice to the other, as more fully set forth in Section 10.

6.      CLOSING.
        -------

        6.01   Closing and Closing Date. Subject to receipt of regulatory
               ------------------------
approvals and satisfaction of closing conditions, the Acquisition contemplated by this Agreement shall occur at a Closing to be held at 9:00 A.M. on May 14, 1999 in the offices of counsel to Purchaser, located at One Monument Square, Portland, Maine. If either a necessary regulatory approval has not been obtained or there is a failure of any condition precedent to this Agreement, Closing shall occur at such other location at 9:00 A.M. on such Friday subsequent to May 14, 1999 as Purchaser may select (as soon as possible after said date), and to which Seller shall agree (unless it is not reasonably possible for Seller to close at such time or place). If the Closing occurs other than on May 14, 1999, because of a failure to obtain necessary regulatory approval or failure of a condition precedent, Purchaser shall give Seller reasonable prior written notice of the date it proposes for the Closing to occur. Notwithstanding any provision to the contrary in this Agreement, in the event that the Closing does not occur on May 14, 1999 because of the fault of Purchaser, the Purchase Price shall be equal to the greater of (i) the Purchase Price calculated as of May 14, 1999, and (ii) the Purchase Price calculated as of the actual Closing Date. The date on which the Closing occurs is referred to in this Agreement as the "Closing
                                                                     -------
Date". The "Effective Time" of this Agreement for purposes of making
----        --------------
calculations and other purposes specifically referred to in this Agreement shall be as of the close of business at the Branch on the Closing Date, provided that if the actions referred to in Sections 6.02 and 6.03 have not been completed by 12:00 midnight on the Closing Date, the Effective Time shall be deemed not to have occurred and the parties will establish a Closing Date for a Friday that Purchaser shall select and to which Seller shall agree (unless it is not reasonably possible for Seller to close at such time). The Closing shall be deemed to have been consummated and final as of the Effective Time. Except as otherwise provided in this Agreement, all risks of loss shall pass from Seller to Purchaser as of the Effective Time. All actions taken and documents delivered at the Closing will be deemed to have been taken and executed simultaneously, and no action will be deemed taken nor any document deemed delivered until all have been taken and delivered.

        6.02   Seller's Actions at Closing. At the Closing (unless another time
               ---------------------------
is specifically stated), Seller shall:

               (a) execute, acknowledge (if required pursuant to applicable law), and deliver to Purchaser, dated the Closing Date:

                    (i) The Certificate of Seller in the form of attached Schedule K;

                    (ii) The Opinion of Counsel for Seller in the form of attached Schedule L;

                    (iii) An Instrument of Assumption of IRA's in the form of
                          attached Schedule N;

                    (iv) The Bill of Sale and Receipt in the form of attached Schedule O;

                    (v) A Lease Assignment and Assumption Agreement in the form of attached Schedule P with respect to the Real Property Lease;

                    (vi) All other documents required to be delivered to Purchaser by Seller at the Closing pursuant to the terms of this Agreement, and any other documents which Purchaser has furnished to Seller not later than ten
                          (10) business days prior to the Closing that are necessary or reasonably advisable to consummate the transactions contemplated by this Agreement.

               (b)  make available to Purchaser at the Branch the following:

                    (i) Such of the Assets as shall be capable of physical delivery;

                    (ii) The originals or best available copies of files, records, and documents (in whatever form or medium then maintained by Seller) pertaining to the Assets and the Deposit Liabilities, Loans and Safety Deposit Business;

                    (iii) The contents of all safety deposit boxes maintained at the Branch as of the Effective Time;

                    (iv) All safety deposit box lease agreements and other documents pertaining to the safety deposit business of the Branch as of the Effective Time;

                    (v) All safekeeping agreements, receipts, and other documents pertaining to all safekeeping items held by the Branch for its customers as of the Effective Time; and

                    (vi) All safekeeping items held by the Branch for its customers as of the Effective Time, subject to the provisions of the applicable agreements, receipts, and other documents pertaining thereto;

               (c) deliver to Purchaser any funds required to be paid by Seller to Purchaser at the Closing pursuant to the terms of this Agreement.

        6.03   Purchaser's Actions at Closing.
               ------------------------------

        (a) At the Closing (unless another time is specifically stated), Purchaser shall execute, acknowledge (if required pursuant to applicable law) and deliver to Seller:

               (i)   Certificate of Purchaser in the form of attached
                     Schedule I;

               (ii) The Opinion of Counsel for Purchaser in the form of attached Schedule J;

               (iii) The Instrument of Assumption in the form of attached
                     Schedule M;

               (iv) The Instrument of Assumption of IRAs in the form of attached Schedule N;

               (v) The Bill of Sale and Receipt in the form of attached Schedule O;

               (vi) Lease Assignment and Assumption Agreement in the form of attached Schedule P with respect to the Real Property Lease; and

               (vii) All other documents required to be delivered to Seller by
                     Purchaser at the Closing pursuant to the terms of this Agreement and any other documents which Seller has furnished to Purchaser not later than ten (10) business days prior to the Closing that are necessary or reasonably advisable to consummate the transactions contemplated by this Agreement.

        (b) deliver to Seller any funds required to be paid by Purchaser to Seller at the Closing pursuant to the terms of this Agreement.


        6.04   Methods of Payment. Subject to the adjustment procedures set
               ------------------
forth in this Section 6.04, the transfer of the funds, if any, due to Purchaser or to Seller, as the case may be, as set forth pursuant to the terms of Section
1.04 hereof, shall be made on the Closing Date in immediately available United States Federal Funds. At least two (2) business days prior to the Closing, Seller and Purchaser shall provide written notice to one another indicating the account and bank to which such funds shall be wire transferred. In order to facilitate the Closing, the parties agree: (i) that the amount of funds transferred on the Closing Date pursuant to Section 1.04 hereof shall be computed based upon (a) the Acquisition Consideration amount calculated as specified in Section 1.04(a), (b) the book value plus accrued interest of the Loans as of midnight on the day immediately preceding the Closing Date, (c) Cash on Hand at the Branch as of midnight on the day immediately preceding the Closing Date, and (d) the aggregate balance of all Deposit Liabilities (including interest posted or accrued to such accounts) as of midnight on the day immediately preceding the Closing Date; and (ii) that within ten (10) business days after the Closing Date the parties shall make appropriate post-closing adjustments, consistent with the provisions of Section 1.04 hereof, based upon the actual Deposit Premium and the actual Deposit Liabilities, Loans and Cash on Hand based on all transactions which took place up to the Effective Time but which were not reflected as of midnight on the day immediately preceding the Closing Date. In addition, prorations of Prepaid Expenses and Deferred Expenses that cannot be reasonably calculated at the Closing shall be settled and paid based on actual figures as soon as possible after the Closing.

    6.05 Availability of Closing Documents. The documents proposed to be used
         ---------------------------------
and delivered at the Closing shall be made available for examination by the respective parties not later than 12:00 noon, Portland, Maine time, on the third business day prior to the Closing Date.

    6.06 Effectiveness of Closing. Upon the satisfactory completion of such
         ------------------------
Closing, the Acquisition shall be deemed to be effective, and the Closing shall be deemed to have occurred as of the Effective Time.

7.  CERTAIN TRANSITIONAL MATTERS.
    ----------------------------

    7.01 Transitional Action by Purchaser. Prior to and after the Effective Time
         --------------------------------
    unless otherwise indicated:

    (a)  Payment of Deposit Liabilities.  After the Effective Time, Purchaser
         ------------------------------
         will: (1) pay in accordance with the law and customary banking practices and contractual terms all properly drawn and presented checks, negotiable orders of withdrawal, drafts, debits, and other withdrawal orders presented to Purchaser by mail, over the counter, through electronic media, or through the check clearing system of the banking industry, by Deposit Accounts customers, whether drawn on checks, negotiable orders of withdrawal, drafts, or other withdrawal order forms provided by Seller or by Purchaser; (ii) in all other respects discharge, in the usual course of the banking business, the duties and obligations of Seller with respect to the balances due and owing to the Deposit Accounts customers; provided, however, that Purchaser's obligations pursuant to this Section 7.01 to honor checks, negotiable orders of withdrawal drafts, and other withdrawal orders on forms provided by Seller and carrying its imprint (including its name and transit routing number) shall not apply to any such check, negotiable order of withdrawal, draft, or other withdrawal order presented to Purchaser more than ninety (90) days following the Closing Date.

    (b)  Demand for Termination of Deposit Liabilities.  Purchaser hereby
         ----------------------------------------------
         acknowledges that if, after the Effective Time, any Deposit Accounts customers, instead of accepting the obligation of Purchaser to pay the Deposit Liabilities (including accrued interest thereon) assumed hereunder, shall demand payment from Seller for all or any part of any such Deposit Liabilities (including accrued interest thereon), Seller shall not be liable or responsible for making such payment.

    (c)  Checks, etc. Presented to Purchaser.   If any Deposit Accounts
         -----------------------------------
         customer draws a check, draft, or withdrawal order against the Deposit Liabilities which is presented or delivered to Seller not later than ninety (90) days after the Closing, Seller shall promptly batch all such checks, drafts or withdrawal orders and to deliver the same to Purchaser daily. In the event Seller should pay any properly payable check, draft, or withdrawal order, Purchaser shall immediately, upon demand by Seller, reimburse Seller for such payment or charge. Seller shall be chargeable with the warranties and representations implied by law with respect to any such check, draft, or withdrawal order which may be paid by Seller over the counter.

         During the first sixty (60) days after the Effective Time, there shall be a daily settlement by wire transfer of amounts of checks, drafts, withdrawal orders or return items that Seller has paid on that day in accordance with Schedule S. Seller shall send to Purchaser an electronic summary of all such items it has paid and shall deliver such checks, drafts, or withdrawal orders as soon as possible on the day received by Seller, as more fully set forth in Schedule S.

    (d)  Delivery of Purchaser's Check Forms.  In order to reduce the
         ------------------------------------
         continuing charges to Seller through the check clearing system of the banking industry which would result from check forms of Seller being used after the Effective Time by the Deposit Accounts customers, Purchaser shall, on or before the Effective Time, at its cost and expense, and without charge to Seller or such customers, notify all such customers by letter, in a form reasonably acceptable to Seller, of Purchaser's assumption of Deposit Liabilities (which shall include a notification to those Deposit Accounts customers whose accounts are then covered by any type of overdraft protection offered by Seller) that from and after the Effective Time all such overdraft protection from Seller shall terminate and shall be assumed by Purchaser and furnish each Deposit Accounts customer with checks using the forms of Purchaser and with instructions to the customer to utilize such checks on Purchaser's forms on and after the Effective Time and thereafter to destroy any unused checks on Seller's forms; such notice and such delivery of checks by Purchaser shall be by first class U.S. mail.

    (e)  Uncollected Checks Returned to Seller. Adjustment of Acquisition
         ----------------------------------------------------------------
         Payments
         --------
         Purchaser shall promptly pay to Seller an amount equivalent to the amount of any checks, negotiable orders of withdrawal, drafts, or any other withdrawal orders (net of the applicable Deposit Premium paid by Purchaser with respect to the Deposit Liabilities represented by any such instrument) credited as of the Effective Time to any Deposit Accounts which are returned uncollected to Seller after the Effective Time and which shall include an amount equivalent to holds placed upon such Deposit Accounts for items cashed by Seller (net of the applicable Deposit Premium paid by Purchaser with respect to the Deposit Liabilities represented by any such instrument) as of the Effective Time which items are subsequently dishonored; provided, however, that if Seller shall have failed to make or properly reflect in the information provided to Purchaser any provisional credit or hold on any such Deposit Accounts in respect of uncollected funds represented by any such item, Purchaser's obligations under this subsection (d) in respect of such item shall be limited to the amount of collected funds in such Deposit Accounts.

    (f)  Default in Loan Payments to Seller.  If the balance due on any Loan
         -----------------------------------
         has been reduced by Seller as a result of a payment by check or draft received prior to the Effective Time, which item is returned to Seller after the Effective Time, the asset value represented by the Loan shall be correspondingly increased and an amount in cash equal to such increase shall be promptly paid by Purchaser to Seller.

    (g)  Notices to Obligors on Loans.  Purchaser shall, as soon as practicable
         ----------------------------
         after the Effective Time, prepare and transmit at Purchaser's expense to each obligor on each Loan a notice to the effect that the Loan has been transferred and directing that payments be made to Purchaser at any address of Purchaser specified by Purchaser, with Purchaser's name as payee on any checks or other instruments used to make such payments.

    (h)  Data Processing.  All tasks and obligations concerning the provision
         ----------------
         of data processing services to or for the Branch after the Effective Time, are the sole and exclusive responsibility of, and shall be performed solely and exclusively by, the Purchaser. Seller agrees to provide reasonable access to its data processing system and its information systems personnel to permit Purchaser and its data processing contractor to plan for conversion of all Deposit Accounts to Purchaser's data processing system by the opening of business on the business day following the Effective Time. Seller shall deliver electronic records of all Deposit Accounts and Loans in a medium specified by Purchaser on the Closing Date.

    (i)  New ATM Cards.  Purchaser shall, prior to the Thursday before the
         --------------
         Closing, furnish ATM cards to Deposit Accounts customers to replace Seller's ATM cards. Purchaser shall notify affected customers to destroy the old ATM cards and shall notify customers of standard withdrawal limits for the weekend that immediately follows the Closing Date.

    (j)  Security for Public Deposits.  Purchaser shall, not later than the
         -----------------------------
         Effective Time, supply suitable government-backed securities as security for any deposits of governmental units included among the Deposit Liabilities for which Seller had provided similar security.

    (k)  Insurance.  Purchaser shall be responsible for all insurance
         ---------
         protection for the Branch, including but not limited to premises and activities conducted thereon from and after the Effective Time.

    (l)  Removal of Excluded Assets.  From and after the Effective Time,
         --------------------------
         Purchaser will cooperate with and permit Seller, at Seller's option and expense and at no expense to Purchaser, to remove any assets from the Branch not included in the Acquisition ("Excluded Assets");
                                                       ---------------
         provided, however, that Seller shall arrange for the removal of such Excluded Assets as soon as possible at such times and in a manner that does not significantly interfere with the normal business activities and operations of Purchaser at the Branch. Purchaser shall not be liable for any loss or damage to any such Excluded Assets prior to their removal from the Branch unless such loss or damage results from Purchaser's negligence.

     (m)  Referred New Accounts.  Beginning on the Monday prior to the Closing
          ---------------------
          Date, and ending at the Effective Time, Seller shall allow, and Purchaser shall place, a Customer Service Representative at the Branch to open all new deposit accounts as accounts of Purchaser ("Referred
                                                                      --------
          New Accounts"). Purchaser shall keep records of Referred New Accounts
          ------------
          and shall provide a summary of such records to Seller at Closing, and the balances of Referred New Accounts will be included in the computation of Average Branch Deposits and the Deposit Premium as provided in Section 1.04(a).

     7.02 Transitional Action by Seller.  Prior to and after the Closing, unless
          -----------------------------
otherwise indicated:

     (a)  Training of Branch Employees by Purchaser.  Prior to the Effective
          ------------------------------------------
          Time, Seller shall cooperate with Purchaser, at Purchaser's expense and at no expense to Seller, in making Branch Employees available at reasonable times for whatever program of training Purchaser deems advisable; provided, however, that Purchaser shall conduct such training program in a manner that does not materially interfere with or prevent the performance of the normal duties and activities of such Branch Employees.

     (b)  Installation of Equipment by Purchaser.  During the period following
          ---------------------------------------
          receipt of all necessary regulatory approvals for the Acquisition until the Closing Date, but at least twenty-five (25) days prior to the Closing Date, Seller shall cooperate with and permit Purchaser, at Purchaser's option and expense and at no expense to Seller, to make provision for the installation of teller equipment in the Branch; provided, however, that Purchaser shall arrange for the installation of such equipment at such times and in a manner that does not materially interfere with the normal business activities and operation of Seller or the Branch.

     (c)  IRA Documentation.  Seller shall cooperate with Purchaser in securing
          ------------------
          proper documentation of change in custodian and/or trustee for any IRA account which is included in the Deposit Liabilities of the Branch. In addition, the parties shall cooperate in sending appropriate and timely notification of such change to affected customers.

     (d)  Statements to Deposit Account Customers.  At Seller's cost, Seller
          ----------------------------------------
          shall issue, as of the Effective Time, standard account statements for each statement savings, NOW, and checking account included in the Deposit Liabilities and a short-cycle statement for each Loan account. Passbook transaction information that has not been posted to a passbook as of the Effective Time will be passed by Seller to Purchaser via paper report listings or magnetic tape. Purchaser shall be responsible for posting on passbooks the transactions reflected on such paper report listings or magnetic tape for passbook accounts.

     (e)  Notices to Deposit Account and Loan Customers.  Subsequent to the
          ----------------------------------------------
          procurement of all appropriate regulatory approvals for the Acquisition, and at its sole cost and expense, Seller shall notify its Deposit Account customers by letter in a form reasonably acceptable to Purchaser of the pending Acquisition. Seller shall provide Purchaser with names, addresses, account data and any other information necessary for Purchaser to give advance notice of revised terms applicable to Deposit Accounts and Loans after the acquisition.
          Seller shall join in any notice of change of terms reasonably requested by Purchaser, to the extent notice from Seller is required by applicable law in order to make any account changes effective as of the Effective Time. In addition, Purchaser and Seller shall cooperate in making reasonable communication with Branch customers designed to maximize customer retention.

     (f)  Deactivation of ATMs and ATM Cards.  Seller will deactivate all ATM
          -----------------------------------
          cards issued with respect to all Deposit Accounts and will electronically block access of those cards to the Deposit Accounts, and will deactivate the ATM at the Branch. The parties will determine the time for deactivation of Seller's ATM cards and activation of cards issued by Purchaser in accordance with the goal of minimizing the time between deactivation and activation. To this end, the parties will make all reasonable efforts and arrangements with their respective third-party processors to provide uninterrupted service, such efforts to be described in Schedule T, provided that in no event shall the time between deactivation and activation exceed the period between the Effective Time and 9:00 A.M. on the day following the Closing Date.

     (g)  Seller's Responsibilities After Effective Time. As early as
          -----------------------------------------------
          practicable on the day following the Closing Date, Seller will deliver to Purchaser the production/divestiture file tapes and a trial balance of records of account containing the pertinent data and descriptive information relating to the Deposit Accounts and Loans and containing the ATM customer file via electronic media; provided, further, that such data and information shall include detailed transaction history for the most recent statement cycle ending on the Closing Date, and microfiche for the regular statement cycle immediately preceding thereto. If after the Effective Time Seller receives any payment with respect to a Loan, Seller shall forward it to Purchaser as promptly as practicable, using reasonable efforts to do so by the next business day.

     (h)  Disclosure of Certain Accounts.   At the Closing, Seller shall
          ------------------------------
          disclose a list of, and provide any and all accompanying documentation for, those Deposit Accounts that have any lien, IRS levy, trustee process, or other attachment, as well as all dormant accounts and accounts of customers who are involved in any pending or threatened litigation with Seller, as of midnight on the day before the Closing Date.

     (i)  Deposit Accounts That May Exceed FDIC Limits After Closing.  Seller
          -----------------------------------------------------------
          shall reasonably cooperate with and provide information to Purchaser, including but not necessarily limited to the customers' account balances, names and addresses, to assist Purchaser in identifying those Branch customers whose balances may exceed FDIC limits after Closing because such customers are already customers of Purchaser.

    (j)   Excluded Bundled Products.
          --------------------------

          (1) Between the time of execution of this Agreement and the Effective Time, Seller agrees not to solicit Branch customers for, or establish at the Branch, any deposit account that is bundled with another banking product or other financial service of a type that Purchaser is not purchasing under this Agreement if such product "bundle" is first offered by Seller after the date hereof ("Excluded Bundled PRODUCTS").
                                                    -------------------------

          (2) As used in this Section (j), the term "bundled" refers to a combination of products or services through advantageous pricing, combined marketing, or explicit tying.

          (3) (a) Excluded Bundled Products include, without limitation, a Deposit Account bundled with one or more loan products not covered by this Agreement.

          (b) Excluded Bundled Products do not include (i) combinations of
                                        ------
          Deposit Accounts and overdraft protection accounts, or (ii) any other manner or method of bundling products currently being offered to the public by Seller on the date hereof.

          (4) Notwithstanding the foregoing and without limiting Seller's obligations under Section 2.01(a), Seller may solicit any customer for such bundled products if the deposit account involved is to be established at Seller's branches other than the Branch.

    7.03  Transitional Action by All Parties.  Prior to and after the Closing,
          ----------------------------------
unless otherwise indicated:

    (a)   Cooperation in Transition.  Purchaser and Seller shall use their best
          -------------------------
          efforts to cooperate with each other in assuring an orderly transition of ownership of the Assets and responsibility for the Deposit Liabilities for a period of sixty (60) days following the Effective Time, or such longer period as may be specified in this Agreement with respect to specific actions.

     (b)  Automated Clearing House System.  Prior to the Effective Time,
          -------------------------------
          Purchaser will make reasonable efforts to notify all originators of ACH entries affecting Deposit Accounts or Loans of the terms and effect of the Acquisition. For a period of ninety (90) days after the Effective Time, Seller will deliver to Purchaser each business day an ACH NACHA format tape or paper listing of all ACH entries received by Seller for debit or credit to a Loan Account or Deposit Account, accompanied by either a check, or deposit advice to a settlement account with the Seller, for the amount by which such credits exceed debits or an invoice, or charge advice to a settlement account with the Seller, for the amount by which such debits exceed credits, which invoice shall be paid by Purchaser on the same business day if received before 12:00 noon local time or on the next business day if received after 12:00 noon local time.

     (c)  Checks, etc. Presented after Effective Time.  Purchaser and Seller
          -------------------------------------------
          shall cooperate with each other at or prior to the Closing to provide for settlement by Purchaser or Seller, as the case may be, of checks, returns, and other items which are presented to Purchaser or Seller after the Effective Time and which are drawn on or chargeable to any of the Deposit Accounts.

     (d)  Loss due to Late Posting, etc. on Closed Deposit Accounts.  If,
          ---------------------------------------------------------
          notwithstanding both parties' compliance with Schedule S, during the thirty (30) days after the Closing Date there is a loss due to the late posting and late return to the bank of first deposit (as defined in Regulation CC) on closed Deposit Accounts, Purchaser and Seller agree to share any such loss equally between them. If a late return loss occurs due to a party's failure to comply with Schedule S, such party shall bear that loss.

     (e)  Deposit Account Overdrafts.  Deposit Account overdrafts approved with
          --------------------------
          respect to ledger dates on or after the Effective Time will be the responsibility and risk of Purchaser. Deposit Account overdrafts approved with respect to ledger dates more than five (5) days prior to the Effective Time will be the responsibility and risk of the Seller. Deposit Accounts overdrafts approved with respect to ledger dates during the period from five (5) days prior to the Effective Time to the day prior to the Closing Date, inclusive, will initially be the responsibility and risk of Purchaser; provided, however, that Purchaser shall have the right to retransfer any such overdrafts (other than overdrafts of customers who are specifically identified in writing by Purchaser to Seller not less than five (5) days prior to the Effective Time) back to Seller for its responsibility and risk within five (5) days following the Effective Time, and Seller will repurchase all rights in respect of such overdrafts from Purchaser for the amount of the overdrafts outstanding at the time they retransferred back to Seller (net of any Deposit Premium paid by Purchaser to Seller attributable to such overdrafts), and provided further, that Purchaser has closed all Deposit Accounts on which such overdrafts exist not later than the date of their retransfer.

  7.04    Effect of Transitional Action.  Except as and to the extent expressly
          -----------------------------
set forth in this Section 7, nothing contained in this Section 7 shall be construed to be an abridgment or nullification of the rights, customs, and established practices under applicable banking laws and regulations as they affect any of the matters addressed in this Section 7.

8.  GENERAL COVENANTS AND INDEMNIFICATION.
    -------------------------------------

    8.01  Information.  Except as otherwise set forth in the Agreement, for a
          -----------
period of six (6) years following the Closing, Seller and Purchaser mutually agree to provide each other, upon written request and to the extent allowed by applicable law, with reasonable access to, or copies of, information and records relating to the Branch, including, without limitation, Branch Employee and customer files which are in the possession or control of Purchaser or Seller reasonably necessary to permit Seller or Purchaser or any of their affiliates to comply with or contest any applicable legal, tax, banking, accounting, or regulatory policies or requirements, any legal or regulatory proceedings, or inquiries by customers or Branch Employees. The provisions of this Section 8.01 shall survive the Closing for a period of six (6) years and any claim for the breach of this Section 8.01 must be brought within such six-year period.

    8.02  Confidentiality Obligations of Purchaser. From and after the date
          ----------------------------------------
hereof, Purchaser shall treat all information received from Seller concerning the business, assets, operations, and financial condition of Seller (including without limitation the Branch), as confidential, unless and to the extent that Purchaser can demonstrate that such information was already known to Purchaser or in the public domain, and Purchaser shall not use any such information (so required to be treated as confidential) for any purpose except in furtherance of the transactions contemplated hereby, provided that after the Effective Time Purchaser can use for any legal purpose any and all information about Deposit Accounts and Assets acquired in the Acquisition. Upon the termination of this Agreement, Purchaser shall promptly return all documents and work papers containing, and all copies of, any such information (so required to be treated as confidential) received from or on behalf of Seller in connection with the transactions contemplated hereby. The covenants of Purchaser contained in this
Section 8.02 are of the essence and shall survive any termination of this Agreement; provided, however, that Purchaser shall not be deemed to have violated the covenants set forth in this Section 8.02 if Purchaser shall in good faith disclose any of such confidential information in compliance with any legal process, order, or decree issued by any court or agency of government of competent jurisdiction.

    8.03  Confidentiality Obligations of Seller. From and after the date
          -------------------------------------
hereof, Seller shall treat all information received from Purchaser concerning Purchaser's business, assets, operations, and financial condition as confidential, unless and to the extent Seller can demonstrate that such information was already known to Seller or in the public domain, and Seller shall not use any such information (so required to be treated as confidential) for any purpose except in furtherance of the transactions contemplated hereby. Upon the termination of this Agreement, Seller shall promptly return all documents and work papers containing, and all copies of, any such information (so required to be treated as confidential) received from or on behalf of Purchaser in connection with the transactions contemplated hereby. The covenants of Seller contained in this Section 8.03 are of the essence and shall survive any termination of this Agreement; provided, however, that Seller shall not be deemed to have violated the covenants set forth in this Section 8.03 if Seller or any of such affiliates shall in good faith disclose any of such confidential information in compliance with any legal process, order, or decree issued by any court or agency of government of competent jurisdiction.

    8.04  Indemnification by Seller. Except as specifically disclaimed in
          -------------------------
this Agreement, from and after the Effective Time, Seller shall indemnify, hold harmless, and defend Purchaser and its affiliates and agents from and against all claims, losses, liabilities, demands and obligations, including without limitation, reasonable attorneys' fees and expenses, arising out of any actions, suits, or proceedings (other than proceedings to prevent or limit the consummation of the Acquisition) relating to the Assets, the Deposit Liabilities (including checks negotiated prior to the Effective Time), the other liabilities assumed by Purchaser hereunder, or the operations at the Branch, prior to the Effective Time. Seller's indemnity obligation hereunder shall include, without limitation, claims relating to wrongful or negligent acts of Seller that occurred prior to the Effective Time, even if the claim is not asserted until after the Effective Time. The provisions of this Section 8.04 shall apply to actions, suits, or proceedings resulting from breach by Seller of any of the representations, warranties, or covenants of Seller contained in this Agreement. Purchaser shall give Seller written notice of any written claim, demand, process and/or pleading received by Purchaser in connection with any such actions, suits or proceedings; provided, however, that failure to give such notice shall not affect Seller's indemnification obligations under this Section
8.04 unless and to the extent that such failure is prejudicial to Seller. Seller will, upon written request of Purchaser, take over the defense in any such actions, suits or proceedings through counsel selected by Seller, compromise and/or settle the same and prosecute any available appeals or reviews of any adverse judgment or ruling that may be entered therein. The obligations of Seller pursuant to this Section 8.04 shall survive the Closing. Except as otherwise specifically provided in this Agreement, any claim for indemnification under this Section must be brought within 18 months after the Closing Date.

    8.05  Indemnification by Purchaser.  From and after the Effective Time,
          ----------------------------
Purchaser shall indemnify, hold harmless and defend Seller and its affiliates and agents from and against all claims, losses, liabilities, demands and obligations, including, without limitation, reasonable attorneys' fees and expenses, arising out of any actions, suits or proceedings relating to the Assets, the Deposit Liabilities (including checks negotiated on and after the Effective Time), the other liabilities assumed by Purchaser hereunder, or the operations at the Branch, including, without limitation, wrongful or negligent acts of Purchaser, to the extent such claims, losses or liabilities arise on and after the Effective Time or relate to the Deposit Liabilities expressly assumed herein. The provisions of this Section 8.05 shall apply to any actions, suits or proceedings resulting from breach by Purchaser of any of the representations,
warranties or covenants of Purchaser contained in this Agreement.   Seller shall
give Purchaser written notice of any written claim, demand, process and/or pleading received by Seller or it affiliates in connection with any such actions, suits or proceedings; provided, however, that failure to give such notice shall not affect Purchaser's indemnification obligations under this
Section 8.05 unless and to the extent that such failure is prejudicial to Purchaser. Purchaser will, upon written request of Seller, take over the defense in any such actions, suits or proceedings through counsel selected by Purchaser, compromise and/or settle the same and prosecute any available appeals or review of any adverse judgment or ruling that may be entered therein. The obligations of Purchaser pursuant to this Section 8.05 shall survive the Closing. Except as otherwise specifically provided in this Agreement, any claim for indemnification under this Section resulting from breach by Purchaser of the representations, warranties, and covenants of Purchaser contained in this Agreement must be brought within 18 months after the Closing Date.

    8.06  Solicitation of Customers.
          -------------------------

    (a) For two (2) years following the Effective Time, Seller will not, and will not permit any of its affiliates to, knowingly solicit customers whose Deposit Accounts liabilities are assumed or whose Loans are purchased by Purchaser pursuant to this Agreement, except as may occur in connection with advertising or solicitations directed to the public in York County, Maine, generally. Notwithstanding the foregoing, the provisions of this Section 8.06(a) shall not restrict Seller from soliciting business entities for its non-deposit products.

     (b) Seller shall not establish a branch or ATM in Kennebunk or Kennebunkport, Maine, for a period of two (2) years after the Closing Date.

     8.07 Further Assurances. From and after the date hereof, each party hereto
          ------------------
agrees to execute and deliver such instruments and to take such other actions as the other party hereto may reasonably request in order to carry out and implement this Agreement.

     8.08 Purchaser's Operation of Branch.
          -------------------------------

     (a)  Logos and Sign Faces.  Not later than the Effective Time, Purchaser:
          ---------------------
          (i) shall change the legal name of the Branch to a name that does not include the word "Coastal", and (ii) except for any documents or materials in possession of the customers of the Branch (including but not limited to deposit tickets and checks), shall not use and shall cause the Branch to cease using (A) any signage, stationery, advertising, documents, or printed or written materials that refer to such Branch by any name that includes the word "Coastal@ and (B) any logo, trademark or service mark or trade name registered in the name of, or otherwise owned by Seller or any of its affiliates, except as otherwise provided in this Agreement or permitted pursuant to any written agreement(s) between Purchaser and Seller or its affiliates. During the seven (7) day period immediately preceding the Effective Time, Seller shall cooperate with any reasonable request of Purchaser directed to accomplishing the installation of signage of Purchaser's choosing at the Branch prior to the Effective Time; provided, however, that all such installations shall be at the sole and exclusive expense of Purchaser, that such installations shall be performed in such a manner that does not materially interfere with the normal business activities and operations of the Branch and that all such installed signage shall be covered in such a way as to be unreadable at all times prior to the Effective Time. Immediately following the Effective Time, Seller shall, at its sole and exclusive expense, commence activities directed to accomplishing the removal of all of Seller's existing signage at the Branch and will diligently pursue such activities in good faith so that such removal may be effected as promptly as practicable following the Closing.

9.  [RESERVED]

10. TERMINATION.
    -----------

    10.01 Methods of Termination. This Agreement may be terminated in any of
          ----------------------
the following ways:

     (a) By either Purchaser or Seller, in writing, delivered to the other party at least five days in advance of such termination, if the Closing has not occurred by July 1, 1999.

     (b) At any time prior to the Effective Time by the mutual consent in writing of Purchaser and Seller;

     (c) By Purchaser in writing if and when, at any time prior to the Closing, any condition set forth in Section 5.02 of this Agreement becomes incapable of being in all material respects fulfilled and such condition has not been waived by Purchaser;

     (d) By Seller in writing if and when, at any time prior to the Closing, any condition set forth in Section 5.01 of this Agreement becomes incapable of being fulfilled in all material respects and such condition has not been waived by Seller;

     (e) At any time prior to the Effective Time by Purchaser or Seller in writing if the other shall have been in breach of any representation and warranty, covenant, or agreement, and such breach shall not have been cured within 15 days after the giving of notice to the breaching party of such breach;

     (f) By Seller or Purchaser in writing at any time after any applicable regulatory authority has denied approval of any application of Purchaser for approval of the transactions contemplated hereby and such denial has become final and nonappealable.

     10.02 Procedure Upon Termination.  In the event of termination pursuant to
           --------------------------
Section 10.01, and except as otherwise stated therein, written notice shall be given to the other party, and this Agreement shall terminate immediately upon receipt of such notice unless an extension is consented to by the party having the right to terminate. If this Agreement is terminated as provided in this
Section 10:

     (a) each party will return all documents, work papers, and other materials of the other party, including photocopies or other duplications thereof, relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same; and

     (b) all information received by either party hereto with respect to the business of the other party (other than information which is a matter of public knowledge or which has heretofore been published in any publication for public distribution or filed as public information with any governmental authority) shall be held confidential by such party and not disclosed by such party to third persons and shall not be used for any purpose whatsoever.

     10.03 Effect of Termination.
           ---------------------

     (a) Each party's right of termination under Section 10.01 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 10.01, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 8.02, 8.03, 10.02, and 11.01 will survive; provided, however, that if this Agreement is terminated by a party because of a breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

     (b) Except as otherwise specifically provided in this Agreement, in the event of termination of this Agreement pursuant to this Section 10, neither Purchaser nor Seller nor their respective affiliates, officers, directors or agents shall have any liability or obligation to the other of any nature whatsoever except liabilities and obligations arising from any material breach of any provision of this Agreement occurring prior to the termination hereof.

11.  MISCELLANEOUS PROVISIONS.
     ------------------------

     11.01 Expenses.  Except as and to the extent otherwise specifically
           --------
allocated herein, each of the parties hereto shall bear its own expenses, whether or not the transactions contemplated hereby are consummated. All sales taxes, if any, shall be paid by Purchaser. The provisions of this Section 11.01 relating to the payment of such expenses and taxes are of the essence and shall survive the termination of this Agreement.

     11.02 Certificates.  All statements contained in any certificate delivered
           ------------
by or on behalf of Seller or Purchaser pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties of the party delivering the certificate hereunder.

     11.03 Amendment and Modifications. The parties hereto, by mutual consent of
           ---------------------------
their duly authorized officers may amend, modify, and supplement this Agreement in such manner as may be agreed upon by them in writing.

     11.04 Waivers.  Each party hereto, by written instrument signed by an
           -------
officer of such party, may extend the time for the performance of any of the obligations or other acts of the other party hereto and may waive, but only as affects the party signing such instrument: (a) any inaccuracies in the representations or warranties of the other party contained or referred to in this Agreement or in any document delivered pursuant hereto; (b) compliance with any of the covenants or agreements of the other party contained in this Agreement; (c) the performance (including performance to the satisfaction of a party or its counsel) by the other party of such of its obligations set out herein; (d) satisfaction of any condition to the obligations of the waiving party pursuant to this Agreement. The execution, acknowledgment, and delivery of any instrument or document required pursuant to the provisions of this Agreement shall not be deemed to be a waiver of any rights or obligations of any party to this Agreement.

     11.05 Notices.  Any notice or other communication required or permitted
           -------
pursuant to this Agreement shall be effective only if it is in writing and delivered personally, by facsimile transmission, or by registered or certified return receipt mail, postage prepaid or by overnight courier, addressed as follows:

     If to Purchaser:

     Kendall E. Reed
     Executive Vice President
     Kennebunk Savings Bank
     104 Main Street, P.O. Box 28
     Kennebunk, ME 04043-0028


     with a copy to:

     Richard P. Hackett
     Pierce Atwood
     One Monument Square
     Portland, ME 04101

     If to Seller:

     Edward M. Williams
     Senior Vice President
     Coastal Bank
     36 Thomas Drive
     Westbrook, ME 04092


     With a copy to:

     Wayne E. Tumlin, Esq.
     Bernstein, Shur, Sawyer & Nelson
     One Hundred Middle Street
     P.O. Box 9729
     Portland, ME  04104


or such other person or address as any such party may designate by notice to the other parties, and shall be deemed to have been given as of the date received.

     11.06 Parties in Interest: Assignment; Amendment. (a)  This Agreement
           ------------------------------------------
is binding upon and is for the benefit of the parties hereto and their respective successors, legal representatives, and assigns. No person who is not a party hereto (or a successor or assignee of such party) shall have any rights or benefits under this Agreement, either as a third party beneficiary or otherwise.

This Agreement cannot be assigned, and this Agreement cannot be amended or modified, except by a written agreement executed by the parties hereto or their respective successors and assigns. Without limiting the foregoing, the provisions of section 8.06 shall apply to any successor and any affiliate of Seller existing now or in the future.

     11.07 Headings.  The headings and table of contents used in this Agreement
           --------
are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     11.08 Terminology. The specific terms of art that are defined Section A of
           -----------
this Agreement shall apply throughout this Agreement (including without limitation each Schedule hereto), unless expressly indicated otherwise. Unless expressly indicated otherwise in a particular context, the terms "herein," "hereunder," "hereto," "hereof," and similar references refer to this Agreement in its entirety and not to specific articles, sections, schedules, or subsections of this Agreement. Unless expressly indicated otherwise in a particular context, references in this Agreement to enumerated articles, sections, and subsections refer to designated portions of this Agreement (but do not refer to portions of any Schedule unless such Schedule is specifically referenced) and do not refer to any other document.

     11.09 Flexible Structure.  References in this Agreement to federal or
           ------------------
state laws or regulations, jurisdictions, or chartering or regulatory authorities shall be interpreted broadly to allow maximum flexibility in consummating the transactions contemplated hereby in light of changing business, economic, and regulatory conditions. Without limiting the foregoing, in the event Seller and Purchaser agree in writing to alter the legal structure of the Acquisition contemplated by this Agreement, references in this Agreement to such laws, regulations, jurisdictions, and authorities shall be deemed to be altered to reflect the laws, regulations, jurisdictions, and authorities that are applicable in light of such change.

     11.10  Press Releases. Except to the extent required by law (in
            --------------
conjunction with regulatory approvals or otherwise), without the prior written consent of the other party, neither Purchaser nor Seller will, and each will direct its representatives not to make any communication to Branch Employees or customers or to the general public with respect to the transaction between the parties or any of the terms, conditions, or other aspects of the transactions contemplated in this Agreement. The parties shall collaborate in joint communications, and review and reasonably grant consent to the other party's communications, to Branch Employees, the public, and customers.

     11.11 Personal Liability.  Notwithstanding anything to the contrary in this
           ------------------
Agreement, no director, officer, or employee of either Seller or Purchaser shall have any personal liability arising out of or in connection with this Agreement, including without limitation, any liability as a result of the untruthfulness or breach of any representations or warranties made or in connection with this Agreement.

     11.12 Entire Agreement.  This Agreement supersedes any and all oral or
           ----------------
written agreements and understandings heretofore made relating to the subject matter hereof, including, without limitation, the Letter of Intent the parties executed on November 5, 1998, and contains the entire agreement of the parties relating to the subject matter hereof. All schedules, exhibits, and appendices to this Agreement are incorporated into this Agreement by reference and made a part hereof.

     11.13 Governing Law.  This Agreement shall be governed by, and construed
           -------------
in accordance with, the laws of the State of Maine. The Law of conflicts of law rules of the State of Maine shall not apply. If any part of this Agreement is declared illegal by a court of competent jurisdiction, the remaining parts shall remain in full force and effect.

     11.14 Counterparts.  This Agreement and any Schedule thereto may be
           ------------
executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.15 Severability.  If any provision of this Agreement is invalid or
           ------------
unenforceable, the balance of this Agreement shall remain in effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as an instrument under seal, by their respective officers whose signatures appear below as of the date first above written.


PURCHASER:                             SELLER:
KENNEBUNK SAVINGS BANK                 COASTAL BANK


By: /s/Kendell E. Reed                 By: /s/Edward M. Williams
    ------------------                     ---------------------
Print Name: Kendell E. Reed            Print Name: Edward M. Williams
Its:Executive Vice President           Its: Senior Vice President

                                   SCHEDULES

                                       TO

                    BRANCH PURCHASE AND ASSUMPTION AGREEMENT
                    ----------------------------------------


Schedule A    Description of Positions Held by Branch Employees
Schedule B    Description of Premium Rate High Rise Savings Accounts
Schedule C    List of EXCLUDED Owned Personal Property
Schedule D    Preliminary ODL Summary
Schedule E    Types of Prepaid Expenses
Schedule F    Lease Agreement for Leased Real Estate
Schedule G    Preliminary Summary of Accounts to be Transferred
Schedule G-1  Excluded Deposit Accounts
Schedule H    Deferred Expenses
Schedule I    Form of Certificate of Purchaser
Schedule J    Form of Opinion of Counsel for Purchaser
Schedule K    Form of Certificate of Seller
Schedule L    Form of Opinion of Counsel for Seller
Schedule M    Form of Instrument of Assumption
Schedule N    Form of Instrument of Assumption of Individual Retirement Accounts
Schedule O    Form of Bill of Sale and Receipt
Schedule P    Form of Lease Assignment and Assumption Agreement
Schedule Q    Pending Labor Matters
Schedule R    Description of Leased Property
Schedule S    Procedure for Inclearing Items
Schedule T    Plan for ATM Card Deactivation and Activation



Exhibit A     Real Estate Lease Information

                                   Schedule A
                                   ----------

                        Description of Branch Employees
                        -------------------------------


Position or Job Title           Number of Employees             Status

AVP Branch Manager              1                               Full Time
Teller I                        1                               Part Time
Teller II                       3                               Full Time
Banking Office Assistant        1                               Full Time

TOTAL EMPLOYEES                 6

                                 Schedule B
                                 ----------

             Description of Premium Rate High Rise Savings Accounts
             ------------------------------------------------------

As of 11/05/1998
----------------

                         Total Number of Accounts                79

                         Total Dollar Amount                     $3,744,456.01

                                  Schedule C
                                  ----------

                   List of Excluded Owned Personal Property
                   ----------------------------------------


Description
-----------

 .    Endorser (microfilmer)
 .    Baily sign
 .    SDI teller software (All)
 .    Unisys computer hardware (All)
 .    UPS 1200va/1000w 60 Hz
 .    Regulatory signs, CRA, Reg CC, . . . (All)
 .    Vinyl lettering
 .    Sign panels & letters
 .    Adtran-dsu, pcsi-cs8000
 .    Novous (Discover Card) and MasterCard/Visa cash advance terminal and printer
 .    Lexmark laser printer
 .    Synopites hub
 .    Hayes 28.8 modem
 .    A/B switch

                                   Schedule D
                                   ----------

                            Preliminary ODL Summary
                            -----------------------

As of 11/05/1998

          Interest Rate         Number          Line Limit      Unpaid Balance

          16.00%                6               $12,300.00      $1,004.50
          17.50%                27              $40,100.00      $6,667.95

          Total                 33              $52,400.00      $7,672.45

                                 Schedule E
                                 ----------

                           Types of Prepaid Expenses
                           -------------------------


     (a) Federal Deposit Insurance Corporation premium with respect to the Deposit Accounts; and

     (b) Prepaid expenses reflected on the books of Seller as being attributable to the Branch as of the Effective Time and disclosed to Purchaser in writing at or prior to the Closing:


                                      NONE

                                  Schedule F
                                  ----------

                    Lease Agreement For Leased Real Estate
                    --------------------------------------


See attached copy of Real Estate Lease.

                                      LEASE


         This is an INDENTURE OF LEASE, made this 1st day of January nineteen hundred ninety-six, by and between ROLAND P. GOSSELIN and CECILE G. GOSSELIN, copartners doing business as BATES REALTY, having a usual place of business in Manchester, Hillsborough County, New Hampshire (LESSOR), and Coastal Savings Bank, with a principal place of business at Colonel Westbrook Executive Park, 36 Thomas Drive, Westbrook, Maine (LESSEE).


         1. Demised Premises. LESSOR hereby demises and lets to LESSEE, and
            ----------------
LESSEE hereby leases and takes from LESSOR, for the term and upon the terms and conditions hereinafter set forth, certain premises consisting of 2100 square feet of space, located in the Shopping Center known as "Shoppers Village", situated on Route One in Kennebunk, Maine, said premises being shown on Exhibit "A" attached hereto, reference to which is hereby made for a more particular description of the demised premises. The area of the demised premises is agreed by the parties to be 2100 square feet, and for all purposes under this LEASE the area of the demised premises shall be considered to be 2100 square feet.

         Together with an easement for the exclusive use of LESSEE to be used for the purposes of ingress and egress to and from the drive-in window portion of the demised premises. Said easement is more fully delineated on a plan marked Exhibit "A" attached hereto and made a part hereof.

         2. "Shopping Center" Defined. The term "Shopping Center" shall mean the
             ------------------------
entire land area owned by or leased to LESSOR, as shown on said Exhibit "A", as the same may be reduced or enlarged by LESSOR from time to time.

         3. Term. The term of this LEASE shall be five (5) years, commencing
            ----
January 1, 1996, and ending December 31, 2000.

         4. Option To Renew. So long as the LESSEE shall not be in default
            ---------------
beyond the expiration of any applicable grace period in the performance, fulfillment or observance of the terms or provisions of this LEASE, both at the date of exercise of any such option and at the commencement of any such extended term, the LESSEE shall have the privilege of extending or renewing this LEASE for two (2) additional five (5) year terms, by giving notice to the LESSOR, in writing, six (6) months prior to the expiration of the original term or of the option term. The extended term of this LEASE shall be subject to the covenants, provisions and agreements of this LEASE.

         5. Rent - Original Term. The LESSEE covenants to pay fixed rent during
            --------------------
the original term hereof in lawful currency of the United States Government at the following rate, payable in equal monthly installments in advance of the first day of each and every month of the term hereof without notice thereon and without deduction, set-off or other charge therefrom or against the same:

         Year One    (1) =      $11.00 per sq. foot
         Year Two    (2) =      $11.00 per sq. foot
         Year Three  (3) =      $10.00 per sq. foot
         Year Four   (4) =      $10.00 per sq. foot
         Year Five   (5) =      $11.00 per sq. foot

         6.   Rent - Option Term   First and Second five (5) year options:
              ------------------
              Annual increases at the lesser of CPI or four (4) percent over the previous year. For purposes of this LEASE, the term CPI shall refer to the consumer Price Index/Boston Index.

         7.   Real Estate Taxes
              -----------------
              (a) LESSEE shall pay to LESSOR, as an additional charge, all real estate taxes imposed on or levied against the demised premises for each lease year during the term of this LEASE. For the purposes hereof, the real estate taxes imposed on or levied against the demised premises in a year shall be the real estate taxes imposed on the Shopping Center for such year multiplied by a fraction having as its numerator, the rentable floor area included within the demised premises and as its denominator, the total rentable floor area included within all of the buildings within the Shopping Center. The payment shall be made to the LESSOR each year within ten (10) days after LESSEE shall have received from LESSOR a copy of LESSOR'S tax bill together with a statement showing the amount due for LESSEE.

              (b) The expression "real estate taxes" used herein shall mean all ad valorem taxes and betterment assessments (special or general, ordinary or extraordinary) imposed or assessed by any public authority having jurisdiction, which upon assessment or upon failure of payment become a lien upon the demised premises or the Shopping Center, except only that if any betterment assessment is payable in installments, the real estate taxes for any year shall include only such installments of such betterment assessment as are allocable to said tax year. If LESSOR shall have the right to elect the period over which any betterment assessment is payable, LESSOR agrees to elect the longest period of time available. The term "real estate taxes" as used in this lease shall include all income taxes, excise profits taxes, excise taxes, franchise taxes, and estate, succession, inheritance and transfer taxes. LESSEE shall pay all taxes upon its signs, equipment and other personal property in or upon the demised premises. For the purpose of this Article, such taxes shall not be included within the real estate taxes upon the land and buildings of the Shopping Center.

              (c) Real Estate taxes imposed or levied against the demised premises for the tax year which include the commencement date or termination date of the term of this lease or any extension of original term shall be apportioned pro-rata between LESSOR and LESSEE on the basis of the portions of such tax years that are included within the term of this LEASE, or any extension thereof.

         8. Tax Increase Clause (Caused by LESSEE'S Improvements) LESSEE agrees
            ----------------------------------------------------
to pay any increase in the real estate taxes caused by leasehold improvements installed by LESSEE. Said taxes, however, shall not be based on a valuation greater than the cost of said improvements to LESSEE.

         9. Additional Rent
            ---------------

            (a) UTILITIES: LESSEE shall pay to the LESSOR as an additional
                ---------
charge, all cost of utilities used by the common area, which additional charges shall be those costs multiplied by a fraction having as its numerator, the rentable floor area included within the demised premises and as its denominator, the total rentable floor area included within all the buildings within the Shopping Center. The payment shall be made to LESSOR within ten (10) days after LESSEE shall have received from LESSOR a copy of LESSOR'S utility bill together with a statement showing the amount due from LESSEE.

            (b) FIRE, HAZARD AND LIABILITY INSURANCE: LESSEE shall pay to
                ------------------------------------
LESSOR, an additional charge, the cost of fire, hazard and liability insurance imposed on the demised premises for each lease year, which additional charges shall be those costs multiplied by a fraction having as its numerator, the rentable floor area included within the demised premises and as its denominator, the total rentable floor area included within all of the buildings within the Shopping Center. The payment shall be made to LESSOR within ten (10) days after LESSEE shall have received from LESSOR a copy of LESSOR'S fire and hazard insurance bill together with a statement showing the amount due from LESSEE.

            (c) OTHER: LESSEE shall pay to LESSOR, or its designee, as an
                -----
additional charge, the cost of maintaining the parking areas and common facilities, which cost may include, without limitation, LESSOR'S costs for lighting, hydrant fee, sprinkler fee, traffic control, snow and ice removal, refuse removal, landscaping, restriping and repairs of said common areas. These additional charges shall be those costs multiplied by a fraction having as its numerator the rentable floor area included within the demised premises, and as its denominator the total rentable floor area included within all of the buildings within the Shopping Center, which additional charges shall be paid to LESSOR within ten (10) days after LESSEE shall have received from LESSOR a copy of LESSOR'S statement showing the amount due from LESSEE.

             (d) The term "common facilities", as used herein, shall be construed to include those facilities within the commercial center for the nonexclusive use of the LESSEE in common with other authorized users, and shall include, but not be limited to the parking area, sidewalks, planted areas, open means of ingress and egress, and the structure advertising the common name given to the commercial center.

         10. Utilities. LESSEE agrees to pay all charges for heat, air
             ---------
conditioning, water, gas, electricity, sewer assessments, and other utilities used by the demised premises. LESSOR may, at its election, furnish water, gas and electricity or any other utilities to the demised premises; in such event LESSEE agrees to purchase from the LESSOR its requirements of such of said utilities as LESSOR shall elect to furnish, but the charges made by the LESSOR for any utility so furnished by it shall not exceed the charges the LESSEE would be required to pay if LESSEE purchased the same utility directly from the utility company or agency furnishing the same to the SHOPPING CENTER. LESSEE agrees it will, at all times, keep sufficient heat in the demised premises to prevent the pipes from freezing.

         11. Common Facilities. LESSEE shall have the right, as appurtenant to
             -----------------
the demised premises, to use all common facilities within the Shopping Center in common with LESSOR and all others to whom LESSOR has or may hereafter grant similar rights, subject to the provisions of this LEASE and such reasonable regulations as LESSOR shall from time to time establish. LESSOR may from time to time make reasonable changes in the location and nature of any of the common facilities in the Shopping Center, and may temporarily close any common facility to make repairs or changes, or to prevent the acquisition of easements or a dedication to public use, or to discourage use of the common facilities by anyone not entitled thereto, provided, however, that no changes or temporary closures shall have an adverse impact on the aesthetics of, access to and from, and the regular operation of LESSEE'S business in and upon the Demised Premises. LESSOR shall designate a portion of the parking area in which LESSEE'S officers, agents or employees of its sublessees, concessionaires or other occupants of the demised premises may park their automobiles, and parking for such persons shall be permitted only in such designated portion. For the purpose of assisting in the enforcement of the provisions of this Article 11, LESSEE shall, upon request, furnish to LESSOR the registration plate numbers of the automobiles operated by the above described persons.

       LESSOR shall manage all common facilities within the Shopping Center, and shall maintain the landscaping, drainage and lighting facilities provided by LESSOR, and shall provide for the removal of snow and ice from the parking areas and roadways. In the event LESSOR conducts any repairs, replacements, improvements, alterations, additions or other work to or upon any of the common facilities, LESSOR shall exercise utmost prudence and shall do all that is reasonable and necessary to ensure that (i) LESSEE'S business in and upon the Demised Premises is not interrupted and (ii) all such construction is completed with proper diligence and in a timely manner. So long as LESSOR shall act in the manner provided in the previous sentence, LESSOR shall not be liable for any inconvenience or interruption of business or other consequences resulting from the making of repairs, replacements, improvements, alterations or additions, or the doing of any other work, by or at the direction of LESSOR, to or upon any of such common facilities.

       12. Expansion of Shopping Center. LESSOR has informed LESSEE, and LESSEE
           ----------------------------
understands, that the Shopping Center as it now exists, as shown on Exhibit "A", may be expanded, and that, as part of the expansion project, the existing driveways and parking areas comprising the common area of the Shopping Center may be altered, relocated or rearranged. LESSEE hereby consents to and approves said expansion project, subject, however, to the covenants and restrictions of LESSOR set forth in Article 11 hereof and the obligation of LESSOR to designate a portion of the parking area for parking by the persons referred to in Article 11 above. LESSEE shall, if requested, execute such instrument as may be appropriate to the limitation above set forth. Notwithstanding anything to the contrary contained herein, LESSOR agrees that LESSEE shall not be responsible for the costs of any utilities of the common area incurred as a result of the completion of the expansion project and that all utilities during the construction phase of such project will be separately metered.

       13. Covenants, Obligations and Conduct of Lessee. LESSEE shall:
           --------------------------------------------

           (a) keep the demised premises and the show window and signs thereof lighted during such times as LESSOR shall prescribe for such lighting by reasonable rules and regulations;

           (b) procure all licenses and permits which may be required for any use made of the demised premises;

           (c) remove all snow and ice from the sidewalks bounding the demised premises and keep the same clean and free of dirt and debris;

           (d) abide by all other reasonable rules and regulations made by LESSOR for furthering the success of the Shopping Center of which the demised premises are a part;

           (e) not carry on any manufacturing or assembly work on the demised premises;

           (f) not use sidewalks adjacent to the demised premises to display or sell merchandise, or otherwise obstruct the same, without the prior written consent of LESSOR, which consent shall not be unreasonably withheld;

           (g) not conduct any auction, fire, bankruptcy, going out of business, or similar sale, or conduct a factory outlet, discount, bargain, cut price, or similar type of operation, without the prior consent of LESSOR, which consent shall not be unreasonably withheld, except that if any other Tenants in the Shopping Center are conducting such business, other than auction, fire sale, bankruptcy or going out of business or similar sale, the Tenant shall have the right to conduct such business in a similar manner;

           (h) not permit anything to be done about the demised premises which shall be unlawful, improper or contrary to any law, ordinance, regulation or requirement of any public authority or insurance inspection rating bureau or similar organization, or which may be injurious to or adversely affect the general character of the demised premises of the Shopping Center;

           (i) not use in or about the demised premises any advertising media that may be objectionable to LESSOR or other tenants in the Shopping Center, such as loud speakers, phonographs or radio broadcasts that may be heard outside of the demised premises;

           (j) not deliver or remove any freight except over service roadways and in accordance with such reasonable rules and regulations as may be made by LESSOR;

           (k) not burn any trash on or near the demised premises, or permit any offensive odors to be emitted from the demised premises;

           (l) not overload, damage or deface the demised premises;

           (m) not place or permit the placing of any signs (except paper window signs advertising goods or services being sold by LESSEE, awnings, aerials, flagpoles or the like on the demised premises without on each occasion obtaining the prior written consent of LESSOR, which consent shall not be unreasonably withheld so long as such sign bears a reasonable relationship to the size of the store premises occupied by LESSEE and to the size of other signs of other tenants, and provided such sign shall be comparable in design and color with other signs in the Shopping Center. LESSOR covenants and agrees that LESSOR will require any tenant of premises adjacent to or abutting the demised premises to install its business sign to the Shopping Center building in such a manner so as (i) to be clearly separate and distinct from LESSEE'S sign and (ii) to differentiate LESSEE'S business from the business of the tenant.

           (n) keep the demised premises in a neat, clean and sanitary manner, and at its own cost and expense, keep the same in good repair, excepting only damage caused by fire or other casualty not the result of the negligence of LESSEE, or by any taking by eminent domain; and, without limiting the generality of the foregoing, do the following: repair and maintain the entire interior, including walls and ceilings, and repair and maintain the store front; do repairs and maintenance required for plumbing, electrical, sewerage, air conditioning, ventilating and heating facilities, and all fixtures used in connection therewith, all doors and windows, floor covering, signs, fixtures and equipment appurtenant to the demised premises; replace all glass and restore and replace all floor covering at reasonable intervals and make all alterations and repairs of whatever nature required by applicable laws, ordinances, orders or regulations of any public authority or by any insurer or Board of Fire Underwriters; promptly pay, when due, all charges for labor or materials in connection with any work done by LESSEE or anyone claiming under LESSEE, on the demised premises; and save harmless and indemnify LESSOR against any and all claims for injury, loss or damage caused by or resulting from the doing of any such work on the demised premises.

           (o) all signs, counters, shelving, equipment and all other trade fixtures installed by or at the expense of LESSEE shall remain the property of LESSEE, and LESSEE may remove the same at any time or times during the term of this LEASE, unless excused in writing by LESSOR. LESSEE shall, at its own cost and expense, make any and all repairs to the demised premises and the floors and walls thereof as may become necessary by reason of such removal, Painting and patching where necessary. LESSEE shall cap or otherwise suitably secure all utility lines left exposed or unconnected after such removal. In the event that LESSEE shall fail to remove its aforesaid property, or to make such repairs, on or prior to the last day of the term thereof or any extension of the term, LESSOR shall have the right to effect such removal and make such repairs, and LESSEE shall forthwith reimburse LESSOR for its cost therefor.

           (p) all goods, wares, merchandise and property of any kind whatsoever placed or stored on the demised premises shall be at the sole risk and hazard of LESSEE.

           (q) LESSEE shall save LESSOR harmless and indemnified to the extent permitted by law from and against any and all claims, actions, loss, damage, liability and expenses in connection with the loss of life, personal injury and/or damage to property, arising out of or resulting from any occurrence in, upon, or at the demised premises, or arising out of or resulting from the occupancy or use of the demised premises or any part thereof, if occasioned wholly or in part by any act, neglect, or failure on the part of the LESSEE to perform the obligations imposed by this lease, or by any negligence or omission of LESSEE, its officers, agents, employees, and those of its sublessees, licensees, concessionaires, or others occupying space in the demised premises. LESSEE agrees that LESSOR shall not be liable to LESSEE or anyone claiming under LESSEE, for any injury, loss or damage resulting from the act or negligence of any occupant of adjoining premises, upper stories, or any other part of the Shopping Center of which the demised premises are a part, provided, however, that LESSEE shall have, and this Article 13(q) shall not be deemed to be a waiver of, all of LESSEE'S right and remedies provided by law or in equity. LESSEE shall maintain with respect to the demised premises and the Shopping Center of which the demised premises are a part comprehensive public liability insurance covering all of LESSEE'S obligations under this subsection (q) in an amount not less than Five Hundred Thousand ($500,000.00) Dollars with respect to injuries to any persons, and not less than One Hundred Thousand ($100,000.00) Dollars with respect to damage to property, insuring LESSOR as well as LESSEE against injury to persons or damage to property as herein provided.

         Each policy of insurance which LESSEE is required to maintain under the provisions of this subsection (q) shall be with companies qualified to do business in the state where the Shopping Center is located and reasonably acceptable to LESSOR. LESSEE shall deposit with LESSOR certificates of such insurance at or prior to the commencement of the term, and thereafter new certificates not later than ten (10) days prior to the expiration of expiring policies. To the extent obtainable, policies shall provide that they may not be cancelled without at least ten (10) days' prior written notice to LESSOR.

         14. Fire and Other Casualty Damage or Destruction-Insured Loss. If the
             ----------------------------------------------------------
demised premises become untenantable in whole or in part by reason of damage or destruction by fire or other casualty covered by fire insurance policies carried by LESSOR, LESSEE shall immediately give written notice thereof to LESSOR, and unless this Lease be terminated as hereinafter provided, LESSOR, at its own expense, shall repair or rebuild the same with reasonable dispatch so as to restore the demised premises to substantially the same condition they were in immediately prior to such damage or destruction, provided, however, that LESSOR is not required to expend for such repairs or rebuilding any amount in excess of the insurance proceeds received with respect to such damage of destruction.

         If the demised premises or the buildings comprising the Shopping Center of which the demised premises are a part shall be damaged or destroyed to the extent of fifty percent (50%) or more or their insurable value by any cause, either party may elect by written notice to the other delivered within thirty
(30) days after the damage or destruction has occurred to terminate this lease immediately. In the absence of such notice or election, LESSOR shall forthwith proceed to repair and rebuild the demised premises.

         If this lease is not terminated as above provided, and if the fault or neglect of LESSEE or any person claiming under LESSEE did not contribute to such damage or destruction, then from and after such damage and until the demised premises are restored to substantially the same condition they were in prior to such damage or destruction, the fixed rent and all other charges shall abate in proportion to the extent that the demised premises have been rendered untenantable by such damage or destruction.

         LESSOR shall keep the building of which the demised premises are a part insured against loss or damage by fire to the extent of the full insurance value thereof, including all improvements, alterations, additions and changes made by either party hereto. LESSOR shall provide LESSEE with a certificate evidencing such insurance within thirty (30) days of the date hereof and at the same time during each year hereafter.

         15. Eminent Domain - 100% Taking. If after the execution hereof
             -----------------------------
and prior to the expiration of the term of this lease or any extension thereof, the whole of the demised premises shall be taken by eminent domain, then the term of this lease shall cease as of the time when LESSOR shall be divested of its title to the demised premises, and the rent shall be pro-rated and adjusted as of the time of termination.

         If a part of the demised premises or a part of the Shopping Center of which the premises are a part, or a part of the common areas shall be taken by eminent domain and as a result thereof either the ground floor area of the demised premises or the total area of the Shopping Center (including for this purpose parking space, other common areas and access from the highway to the Shopping Center and ground floor area of the buildings in the Shopping Center) shall be reduced by more than fifteen percent (15%), LESSOR or LESSEE, may at its election, terminate this lease by giving the other written notice of the exercise of its election to terminate within sixty (60) days after the date of the filing of the notice of such taking. The termination shall be effective as of the date that the premises so taken are required to vacated. If this lease is not terminated as aforesaid, then the term of this lease shall continue in full force and effect and LESSOR shall, with reasonable dispatch, after LESSEE is required to vacate any part of the demised premises (if any part shall have been taken), repair and rebuild what may remain of the demised premises, so as to put the same into condition for use and occupancy by LESSEE. From and after the date that the LESSEE is required to vacate any part of the demised premises taken, the fixed rent and all other charges shall abate in proportion to the extent of the taking of the demised premises.

         LESSOR reserves to itself, and LESSEE assigns to LESSOR, all rights to damages accruing on account of any taking by eminent domain or by reason of any act of any public or quasipublic authority for which damages are payable, except such damage or award as may be provided for by law, and may be recoverable by LESSEE, for its loss of business and loss of fixtures and improvements, and moving expenses. LESSEE agrees to execute such instruments to perfect such assignment as may be requested by LESSOR and to turn over to LESSOR any damages assigned as aforesaid.

         16. Lessor's Covenants. LESSOR shall keep in reasonably good order and
             ------------------
repair the following portions of the demised premises; foundations, roof, structural columns and beams, the exterior walls, and only such plumbing, electrical, sewerage, air-conditioning, ventilating and heating facilities as are contained in the demised premises or pass through the demised premises to serve other premises in the complex. LESSOR shall not be required to make such repairs to any of the above-described portions of the demised premises necessitated by any act, default or negligence of the LESSEE'S officers, agents and employees, or those of its sublessees, licensees, concessionaires or other occupants of the demised premises. LESSOR shall not be deemed to have committed a breach of any obligation to make repairs unless it shall have made such repairs negligently, or it shall have received notice from LESSEE in writing designating the particular repairs needed and shall have failed to make such repairs within a reasonable time after receipt of such notice. Notwithstanding anything to the contrary contained herein, LESSOR shall be required to make repairs in a timely and diligent manner.

         LESSEE covenants that it will permit LESSOR and its agents to examine the demised premises at reasonable times and to show them to prospective purchasers, lenders and tenants; that it will permit LESSOR to enter the demised premises without charge or reduction of rent, to make such repairs, improvements, alterations or additions as may be required in order to comply with the requirements of this lease, or of any public authority having jurisdiction, or to facilitate making repairs or improvements to any other part of the Shopping Center or to make repairs which LESSEE may have failed promptly to make pursuant to LESSEE'S covenants hereunder, or to construct, install, or repair in the demised premises or the approaches thereto, any utility or waste line or pipe or any agency for transmission through the demised premises of electricity, heat, gas or power of any kind, and for any such purposes to use or occupy such portion of the demised premises as may be necessary therefor. Unless there exists an emergency which places the demised premises in jeopardy, LESSOR shall have access to the demised premises for the purposes set forth in this
Article 16 only upon reasonable notice to LESSEE, which for purposes of this Lease shall be twenty-four (24) hours, and provided that there shall be no interference with LESSEE'S business.

         17. Use and Competition. So long as this LEASE is in effect, LESSOR
             -------------------
shall have no more than one (1) additional financial, banking or credit union type-institution as a tenant in the Shoppers Village Shopping Center.

         18. Assignment and Subletting. LESSEE shall not assign or encumber this
             -------------------------
lease in whole or in part, nor sublet all or any part of the demised premises, nor grant any license, concession or lease to operate any business or department in the demised premises, without the prior written consent of LESSOR in each instance, which consent shall not be unreasonably withheld or delayed. If this lease shall be assigned or if the demised premises or any part thereof shall be underlet or occupied by anybody other than LESSEE, LESSOR may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or an acceptance of the assignee, under-tenant or occupant, as tenant, or a release of LESSEE from further performance hereunder. Notwithstanding any assignment or sublease, LESSEE shall remain fully liable on this lease, and shall not be released from performing any of its terms, covenants and conditions.

         19. Defaults and Remedies. This LEASE is made on condition that (i) if
             ---------------------
LESSEE shall neglect or fail to perform or observe any of the terms, provisions, conditions and covenants herein contained on LESSEE'S part to be performed or observed for a period of thirty (30) days after receipt by LESSEE of notice of such neglect or failure (except for the payment of rent and other charges in which case the period of notice shall be ten (10) days, or if more than thirty (30) days shall reasonably be required because of the nature of the default to cure the default and LESSEE shall fail within said thirty (30) day period to commence and thereafter diligently to proceed to cure such default; or (ii) if the estate hereby created shall be taken on execution or by other process of law; or (iii) if LESSEE shall commit an act of bankruptcy or be declared bankrupt or insolvent according to law, or if any assignment shall be made of its property for the benefit of creditors; or if any proceedings, including, without limitation, proceedings for reorganization or for an "arrangement" shall be commenced by or against LESSEE under any bankruptcy or insolvency law now or hereafter enacted and the same shall not be dismissed within ninety (90) days from the time of their commencement; or (iv) if a receiver, guardian, conservator, trustee or assignee or any other or similar officer or person shall be appointed to take charge of all or any part of LESSEE'S property, or (v) if any court shall enter an alteration of the rights of creditors; or (vi) if LESSEE shall fail to take possession of the demised premises and open for the conduct of business within thirty (30) days following the commencement date hereunder, then, and in any of said cases (notwithstanding any license or any former breach of covenant or waiver of benefit thereof, or consent in a former instance), LESSOR shall have the right, at its election, then or at any time thereafter, either

              (a) to give LESSEE written notice of LESSOR'S intention to terminate this lease on the date of such notice, or on any later date specified therein, and on the date specified in such notice LESSEE'S right to possession of the demised premises shall cease and this lease shall thereupon be terminated; or

              (b) without terminating this lease to re-let the premises or any part thereof for such term or terms, which may be for a period extending beyond the term of this lease, and at such rental or rentals, or upon such other terms or conditions, as LESSOR may deem advisable, with the right to make alterations and repairs to the premises. No such re-letting by LESSOR shall be construed as an election on LESSOR'S part to terminate this lease, unless a written notice of such intention be given to LESSEE, or unless the termination thereof be decreed by a court of competent jurisdiction.

         LESSEE agrees to indemnify and save harmless LESSOR from any loss, damage or injury whatsoever, including reasonable attorney's fees, in the event of a breach by LESSEE of covenants or of any obligations under this lease, and against any loss or rental for the balance of the term of this lease after breach, and notwithstanding LESSOR'S rights to terminate the same for breach by the LESSEE.

         LESSOR shall not be deemed to be in default hereunder unless its default shall continue for thirty (30) days, or for such additional time as is reasonably required to correct its default after written notice thereof has been given by LESSEE to LESSOR specifying the nature of the alleged default.

         In the event of a happening that requires repairs or maintenance of an emergency nature by LESSOR, including removal of snow and ice, LESSEE shall have the right, but not the obligation, to proceed at once to make such repairs or carry out such maintenance, and LESSEE shall promptly notify LESSOR of the condition requiring such repairs or maintenance and shall afford LESSOR the opportunity to take over and complete the same if LESSOR so elects after receipt of such notice. LESSOR shall reimburse LESSEE for the reasonable cost or expense to LESSEE for the making of such repairs or the carrying out of such maintenance.

         20. Covenant of Quiet Enjoyment. LESSOR agrees that upon the LESSEE'S
             ---------------------------
paying the rent and performing and observing the terms, provisions, conditions and covenants on its part to be performed and observed, LESSEE shall and may peaceably and quietly have, hold and enjoy the demised premises and the LESSEE'S right to use the common facilities of the Shopping Center, as herein provided, without any manner of hindrance or molestation from LESSOR or anyone claiming under LESSOR, subject, however, to the terms of this lease.

         21. Arrangements with Mortgagees. LESSEE agrees that upon the request
             ----------------------------
of LESSOR it will subordinate this lease and the lien hereof to the lien of any present or future mortgage or mortgages upon the demised premises or upon any property of which the demised premises are a part, irrespective of the time of execution or time of recording of any such mortgage or mortgages. LESSEE agrees that it will, upon request of LESSOR, execute, acknowledge and deliver any and all instruments deemed by LESSOR necessary or desirable to give effect to or notice of such subordination. LESSEE or LESSOR agree to execute and deliver any appropriate instruments necessary to carry out the agreements in this section contained. Any such mortgage to which this lease shall be subordinated may contain such other terms, provisions and conditions as the mortgagee deems usual or customary.

         LESSEE'S obligations under the foregoing paragraph shall be conditioned upon said mortgagee's entering into an agreement with LESSEE by the terms of which the mortgagee under said mortgage will agree not to disturb the possession and other rights of LESSEE under this lease so long as LESSEE performs its obligations hereunder, and to accept LESSEE as LESSEE of the leased premises under the terms and conditions of this lease in the event of acquisition of title by such mortgagee through foreclosure proceedings or otherwise, and LESSEE covenants and agrees to recognize the holder of such mortgage as LESSOR in such event, which agreement is made expressly binding upon the successors and assigns of LESSEE and of the mortgagee and upon anyone purchasing said leased premises at any foreclosure sale. LESSEE and LESSOR agree to execute and deliver any appropriate instruments necessary to carry out the agreement in this paragraph contained. LESSOR covenants that it will obtain and deliver to LESSEE an appropriate

"non-disturbance" agreement, as aforesaid, from any existing mortgages.

         22. Off-set Statements. Within thirty (30) days after request therefor
             ------------------
by LESSOR, LESSEE shall deliver to LESSOR, or to any prospective mortgagee or purchaser, a certificate, in recordable form, stating (if such be the case) that this lease is in full force and effect and that there are no defenses or off-sets thereto, or stating such defenses or off-sets as may be claimed by LESSEE. The delivery of such statement shall constitute an irrevocable waiver of all claims of whatever nature by LESSEE against LESSOR arising out of or in any way connected with this lease, other than claims specified by LESSEE in said statement and other than claims not then accrued.

         23. Rules and Regulations. LESSEE will observe and comply with, and
             ---------------------
will cause its sublessees, concessionaires, or others occupying space in the demised premises, and its and their employees and agents, to observe and comply with reasonable Shopping Center rules and regulations from time to time promulgated by LESSOR for the benefit and prosperity of the Shopping Center. However, neither LESSEE nor anyone claiming under LESSEE shall be bound by any such rules and regulations until such time as LESSEE receives a copy thereof.

         24. Acceptance of Demised Premises. The opening of the demised premises
             ------------------------------
by LESSEE for its business shall constitute an acknowledgment by LESSEE that the demised premises are in the condition required to be in by this lease, and that LESSOR has performed all LESSOR'S work with respect thereto, unless LESSEE has otherwise notified LESSOR in writing.

         Any other provisions in this lease to the contrary notwithstanding, no indemnifications, release or limitation of liability of the LESSOR, with respect to any personal injury or property damage, shall be applicable to any personal injury or property damage, or claims arising therefrom, when occasioned by the negligence or willful misconduct of the LESSOR or its agents, employees and contractors.

         25. Force Majeure. In the event that either party hereto shall be
             -------------
delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to produce materials, failure of power, restrictive governmental laws or regulations, riots, insurrections, war or other reason of a like nature, not the fault of any party delayed in performing work or doing acts required under the terms of this lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this article shall not operate to excuse the LESSEE from the prompt payment of fixed rent, additional rent or any other payments required by the terms of this lease.

         26. Waivers. Failure of LESSOR to complain of any act or omission on
             -------
the part of LESSEE, no matter how long the same may continue, shall not be deemed to be a waiver by LESSOR of any of its rights hereunder. No waiver by LESSOR or any time, express or implied, of any breach of any provision of this lease shall be deemed a waiver of a breach of any other provision of this lease, or a consent to any subsequent breach of the same or any other provision. If any action by LESSEE shall require LESSOR'S consent or approval, LESSOR'S consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion, or a consent to or approval of any other action or on any subsequent occasion. Payment by LESSEE or acceptance by LESSOR of a lesser amount than shall be due from LESSEE to LESSOR shall not be deemed to be anything but payment on account, and the acceptance by LESSOR of a check for a lesser amount with an endorsement or statement thereon or upon a letter accompanying said check that said lesser amount is payment in full, shall not be deemed an accord and satisfaction, and LESSOR may accept said check without prejudice to recover the balance due or pursue any other remedy. Any and all rights and remedies which LESSOR may have under this lease, or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; and no one of them, whether exercised by LESSOR or not, shall be deemed to be in exclusion of any other; and any two (2) or more of all of such rights and remedies may be exercised at the same time.

         27. Costs and Expenses. Wherever in this lease provision is made for
             ------------------
the doing of any act by LESSOR or LESSEE, it is understood and agreed that said act shall be done by the party designated at its own cost and expense, unless a contrary intent is expressed.

         28. Holding Over. If the LESSEE or anyone claiming under the LESSEE
             ------------
shall remain in possession of the demised premises or any part thereof after the expiration of the term of this lease without any agreement in writing between LESSOR and LESSEE with respect thereto prior to acceptance of rent by LESSOR, the party remaining in possession shall be deemed a tenant-at-sufferance, and after acceptance of rent by LESSOR the party remaining in possession shall be deemed a tenant-at-will; provided, however, that the rent during the period such party shall continue to hold the demised premises or any part thereof shall be payable at the highest rate payable during the term hereof.

         29. Showing the Demised Premises. LESSOR shall have reasonable access
             ----------------------------
to the demised premises during the last six (6) months of the term of this lease or any extension thereof for the purpose of exhibiting said premises to prospective tenants and purchasers and the putting up of "for sale" or "for rent" signs.

         30. Broker's Commission. LESSOR and LESSEE warrant and represent that
             -------------------
they have had no dealings or negotiations with any broker or agent, except as listed below, in connection with this lease, and each shall pay and hold the other harmless and indemnified from and against any and all costs, expenses (including counsel fees) or liability for any compensation, commissions, and charges claimed by any broker or agent with respect to this lease or the negotiation thereof.

         31. Notices. Any notice or other communication relating to
             -------
this lease shall be deemed to be duly given if in writing and sent by registered or certified mail, postage prepaid, addressed to the party for whom it is intended, at such place as shall have been last designated by such party, either in this paragraph or in a notice given as herein provided, as its address for receiving notices hereunder. Until further notice, LESSOR designates BATES REALTY, 270 Amory Street, Manchester, New Hampshire, 03102, as its address for such purpose; and LESSEE designates Coastal Savings Bank, 36 Thomas Drive, Westbrook, Maine 04092, as its address for such purpose. Any notice given under this Article 31 shall be deemed to have been given when actually received by the party to which it is addressed.

         Miscellaneous. The word "LESSOR" and "LESSEE" and the pronouns
         -------------
referring thereto, as used in this lease, shall mean, where the context requires or admits, the persons or entities named herein as LESSOR and LESSEE respectively, and their respective heirs, legal representatives, successors and assigns, irrespective of whether singular or plural, masculine, feminine or neuter. Except as otherwise provided herein, the agreements and conditions in this lease contained on the part of LESSOR to be performed and observed shall be binding upon LESSOR and its successors and assigns and shall inure to the benefit of LESSEE and its successors and assigns; and the agreements and conditions on the part of LESSEE to be performed and observed shall be binding upon LESSEE and its successors and assigns, and shall inure to the benefit of LESSOR and its successors and assigns.

         If LESSEE shall consist of more than one person or entity, or if there shall be a guarantee of LESSEE'S obligations, the liability of all such persons or entities, including the guarantor, if any, shall be joint and several.

         It is agreed that if any provisions of this lease shall be determined to be void by any court of competent jurisdiction, than such determination shall not affect any other provisions of this lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this lease is capable of two (2) constructions, one of which would render the provisions void and the other which would render the provision valid, then such provision shall have the meaning which renders it valid.

         LESSEE shall not record this lease, and LESSOR shall execute a notice thereof to be recorded in the York County Registry of Deeds in Maine.

         Any rider attached hereto duly executed by LESSOR and LESSEE shall be deemed incorporated herein and made a part hereof. In the event that any provision in such rider is inconsistent with any printed provision of this lease, the provision in said rider shall supersede said printed provision.

         This lease shall constitute the only agreement between the parties relative to the demised premises, and no oral statements and no prior written matter not specifically incorporated herein shall be of any force or effect. In entering into this lease, the parties rely solely upon the representations and agreements contained herein. This agreement shall not be modified except by writing executed by both parties.

         This lease may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

WITNESSES:                                BATES REALTY     (LESSOR)

/s/ Ronald E. Girard                      By:      /s/ Roland P. Gosselin
-----------------------------             ------------------------------------
                                                   ROLAND P. GOSSELIN, PARTNER

/s/ Ronald E. Girard                      By:      /s/ Cecile G. Gosselin
-----------------------------             ------------------------------------
                                                   CECILE G. GOSSELIN, PARTNER

                                          Coastal Savings Bank     (LESSEE)

/s/ Daina J. Nathanson                    By:      Roger H. Hunter, SVP
-----------------------------             ------------------------------------

                    BATES REALTY - COASTAL SAVINGS BANK LEASE
                       SHOPPER'S VILLAGE, KENNEBUNK, MAINE
                                      RIDER

1. LESSOR shall contribute $1.50/s.f. ($3,150) to LESSEE to be used for improvements to the LESSEE'S branch. LESSEE agrees to match the amount paid by the LESSOR and will therefore complete at least $6,300.00 in improvements. Payment by LESSOR will be made to the LESSEE after verification of improvements and invoices totalling $6,300.00 or more.

2. The lease shall allow LESSEE to cancel its lease obligation at any time during the first two (2) years of the lease so long as LESSEE provides the LESSOR with at least nine (9) months notice of its intent. Should LESSEE have to exercise this option clause, the LESSEE will reimburse the LESSOR its contribution of $3,150.00 it made towards improvements.

3. If Shopper's Village becomes 50% (or more) vacant at any time during LESSEE'S tenancy and remains so for more than six months, LESSEE shall have the right to terminate the remaining balance of the lease with no penalty, and neither party shall have any further rights or liabilities herein.

                                   Schedule G
                                   ----------

               Preliminary Summary of Accounts to be Transferred
               -------------------------------------------------
                          Dated as of November 5, 1998
                          ----------------------

Type of Account             Number of Accounts              Aggregate Balance
---------------             ------------------              -----------------

Savings                     591                             $ 6,712,033.12
DDA and MMDA                787                               2,177,582.72
CDs/IRAs                    362                               4,952,757.00
X-Mass                       56                                   1,770.00
IOLTAs                        3                                  60,939.00
Savings Sweeps                1                                  50,421.00

Total                       1,800                           $13,955,502.84

                                  Schedule G-1
                                  ------------
                           Excluded Deposit Accounts
                           -------------------------


As of November 5, 1998 or as otherwise specified
------------------------------------------------

     Type                  Number of Accounts       Aggregate Balance
     ----                  ------------------       -----------------

     Savings                           1            $50,421.44 (Loan Collateral)
     DDA and MMDA                      0
     CDs**                             8            $ 88,890.68
     IRAs                              0
     IOLTAs                            0
     Savings Sweeps                    0

     Total                             9            $139,312.12

** One CD for $1,100.00 as of 12/7/1998

                                  Schedule H
                                  ----------

                               Deferred Expenses
                               -----------------


     (a)  Utility payments;

     (b)  Taxes and assessments upon the Owned Real Estate;

     (c) Deferred expenses reflected on the books of Seller as being attributable to the Branch as of the Effective Time and disclosed to Purchaser in writing at or prior to the Closing:

                                      NONE

                                   Schedule I
                                   ----------

                        Form of Certificate of Purchaser
                        --------------------------------


  We hereby certify that:

  (1) The undersigned, ___________________ is the of Purchaser as defined below.

  (2) All representations and warranties of Purchaser as set forth in the Branch Purchase and Assumption Agreement (the "Purchase and Assumption Agreement"),
                                        ---------------------------------
dated as of January__, 1999, by and between Purchaser and Coastal Bank ("Seller") are true and correct in all material respects as of this date and with the same effect as though all such representations and warranties had been made on and as of this date (unless a different date is specifically indicated in such representations and warranties);

  (3) Each and all of the covenants and agreements of Purchaser to be performed or complied with at or prior to Closing pursuant to the Purchase and Assumption Agreement have been either duly performed and complied with in all material respects by Purchaser, or waived in writing by Seller;

  (4) The Board of Directors of Purchaser has taken all corporate action necessary by it to effectuate the Purchase and Assumption Agreement and the Acquisition (as defined in the Purchase and Assumption Agreement) contemplated thereby, and attached hereto is a correct and complete copy of a Clerk's Certificate certifying the adoption of resolutions of the Board of Directors of Purchaser authorizing the Purchase and Assumption Agreement and the Acquisition contemplated thereby; and

  (5) To the best of the undersigned's knowledge, as of the date hereof, there is no litigation or proceeding pending in or by any court or agency of any government or by any third party which in the judgment of the executive officers of Purchaser, with the advice of counsel, restrains, enjoins or prohibits consummation of the transactions contemplated by the Purchase and Assumption Agreement or which is likely to result in rescission in connection with such transactions.

Dated: May 14, 1999


                    PURCHASER:        KENNEBUNK SAVINGS BANK


                                      By:
                                         -------------------------------
                                      Name:
                                      Title:

                                  Schedule J
                                  ----------

                   Form of Opinion of Counsel for Purchaser
                   ----------------------------------------



Coastal Bank
36 Thomas Drive
Westbrook, ME 04092


Gentlemen:

  We have acted as counsel for Kennebunk Savings Bank, a financial institution organized under the laws of Maine ("Purchaser"), in connection with Purchaser's purchase of certain assets and assumption of certain liabilities from Coastal Bank ("Seller"). Such purchase and assumption is to be consummated pursuant to the terms of a Branch Purchase and Assumption Agreement, dated as of January __, 1999 (the "Agreement"), by and between Purchaser and Seller. This opinion is furnished to you pursuant to Section 5.01(e) of the Agreement.

  We have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion. In making such examination for the purpose of this opinion, we have assumed the authenticity of all original documents and records, the conformity of all documents and records submitted to us as conformed copies or photocopies of original documents, the genuineness of all signatures and, except insofar as Purchaser is concerned, the due authorization, execution, and delivery of such documents and the due authority of all persons executing each such document. [We have also examined and relied upon: [list any specific reliance documents].] Based thereupon, and subject to the qualifications herein, are of the opinion that:

        1. Purchaser is a validly existing financial institution in good standing under the laws of Maine.

        2. Purchaser has all requisite corporate power and authority to enter into the Agreement and the Agreement has been duly approved by all requisite corporate action of Purchaser, has been duly executed and delivered by Purchaser, and is valid and binding upon Purchaser.

        3. Purchaser has obtained all necessary licenses, approvals, consents and other governmental actions required under any state or federal law or regulation in connection with the execution and performance of the Agreement and the consummation of the transactions contemplated thereby. Neither the execution and delivery of the Agreement nor the consummation by Purchaser of the transactions contemplated thereby will result in the violation of any statute or regulation or any order or decree of any court or governmental authority of which we have knowledge binding upon Purchaser, or its properties.

        4. We are not aware of any litigation or proceeding pending in or by any court or agency of any government or by any third party which, in our judgment, enjoins or prohibits consummation of the transactions contemplated by the Agreement or which is likely to result in rescission thereof.

        Our opinions herein contained are subject to the following qualifications:

        (i) The enforceability of obligations under any agreement or document is subject to insolvency, reorganization, moratorium, and other laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in an action at law or a proceeding in equity. In addition, we express no opinion regarding the availability of the remedy of specific performance, or of any other equitable remedy or relief, to enforce any right under any agreement or document.

        (ii) Our opinions are limited to the laws of the United States and the State of Maine, and we express no opinions as to the laws of any other states or jurisdictions.

        The information set forth herein is as of the date hereof. We assume no obligation to advise you of changes which may thereafter be brought to our attention. Our opinions are based on statutory laws and judicial decisions that are in effect on the date hereof, and we do not opine with respect to any law, regulation, rule, or governmental policy which may be enacted or adopted after the date hereof, nor do we assume any responsibility to advise you of future changes in our opinions.

        This opinion is solely for your information in connection with the transactions contemplated by the Agreement. This letter may not be relied upon by any other person or for any other purposes whatsoever.

                                        Very truly yours,

                                   Schedule K
                                   ----------

                         Form of Certificate of Seller
                         -----------------------------


      We hereby certify that:

      (1)  The undersigned, _______________________, is the _______________ of
Seller, as defined below.

      (2) All representations and warranties of Seller as set forth in the Branch Purchase and Assumption Agreement (the "Purchase and Assumption Agreement"), dated as of January __, 1999, by and between Seller and Kennebunk Savings Bank ("Purchaser"), are true and correct in all material respects as of this date and with the same effect as though all such representations and warranties had been made on and as of this date (unless a different date is specifically indicated in such representations and warranties);

      (3) Each and all of the covenants and agreements of Seller to be performed or complied with at or prior to Closing pursuant to the Purchase and Assumption Agreement have been either duly performed and complied with in all material respects by Seller, or waived in writing by Purchaser;

      (4) The Board of Directors of Seller has taken all corporate action necessary by it to effectuate the Purchase and Assumption Agreement and the Acquisition (as defined in the Purchase and Assumption Agreement) contemplated thereby, and attached hereto is a correct and complete copy of the resolutions of the Board of Directors of Seller authorizing the Purchase and Assumption Agreement and the Acquisition contemplated thereby; and

      (5) To the best of the undersigned's knowledge, as of the date hereof, there is no litigation or proceeding pending in or by any court or agency of any government or by any third party which in the judgment of the executive officers of Seller, with the advice of counsel, restrains, enjoins or prohibits consummation of the transactions contemplated by the Purchase and Assumption Agreement or which is likely to result in rescission in connection with such transactions.

Dated: May 14, 1999


                           SELLER:         COASTAL BANK

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                  Schedule L
                                  ----------

                     Form of Opinion of Counsel for Seller
                     -------------------------------------



Kennebunk Savings Bank
104 Main St., P.O. Box 28
Kennebunk, ME 04043-0028

Gentlemen:

  We have acted as counsel for Coastal Bank, a financial institution organized under the laws of Maine ("Seller"), in connection with Seller's sale of certain assets and transfer of certain liabilities to Kennebunk Savings Bank ("Purchaser"). Such purchase and assumption is to be consummated pursuant to the terms of a Branch Purchase and Assumption Agreement, dated as of January __, 1999 (the "Agreement"), by and between Purchaser and Seller. This opinion is furnished to you pursuant to Section 5.02(e) of the Agreement.

  We have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion, and have examined the Agreement, Seller's Articles of Association and By-Laws and relevant corporation records. In making such examination for the purpose of this opinion, we have assumed the authenticity of all original documents and records, the conformity of all documents and records submitted to us as conformed copies or photocopies of original documents, the genuineness of all signatures and, except insofar as Seller is concerned, the due authorization, execution, and delivery of such documents and the due authority of all persons executing each such document. We have also examined and relied upon: [list any specific reliance documents]. Based thereupon, and subject to the qualifications herein, we are of the opinion that:

  1. Seller is a validly existing financial institution in good standing under the laws of Maine.

  2. Seller has all requisite corporate power and authority to enter into the Agreement, and the Agreement has been duly approved by all requisite corporate action of Seller, has been duly executed and delivered by Seller, and is valid and binding upon Seller.

  3. Seller has obtained all necessary licenses, approvals, consents and other governmental actions required under any state or federal law or regulation in connection with the execution and performance of the Agreement and the consummation of the transactions contemplated thereby. Neither the execution and delivery of the Agreement nor the consummation by Seller of the transactions contemplated thereby will result in the violation of any statute or regulation or any order or decree of any court or governmental authority of which we have knowledge binding upon Seller, or its properties.

  4. We are not aware of any litigation or proceeding pending in or by any court or agency of any government or by any third party which, in our judgment, enjoins or prohibits consummation of the transactions contemplated by the Agreement or which is likely to result in rescission thereof.

  The opinions herein contained are subject to the following qualifications:

  (i) The enforceability of obligations under any agreement or document is subject to insolvency, reorganization, moratorium, and other laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in an action at law or a proceeding in equity. In addition, we express no opinion regarding the availability of the remedy of specific performance, or of any other equitable remedy or relief, to enforce any right under any agreement or document.

  (ii) Our opinions are limited to the laws of the United States and the State of Maine, and we express no opinions as to the laws of any other states or jurisdictions.

  The information set forth herein is as of the date hereof. We assume no obligation to advise you of changes which may thereafter be brought to our attention. This opinion is based on statutory laws and judicial decisions that are in effect on the date hereof, and we do not opine with respect to any law, regulation, rule, or governmental policy which may be enacted or adopted after the date hereof, nor do we assume any responsibility to advise you of future changes in law.

  This opinion is solely for your information in connection with the transactions contemplated by the Agreement. This letter may not be relied upon by any other person or for any other purposes whatsoever.


                                                 Very truly yours,

                                   Schedule M
                                   ----------

                        Form of Instrument of Assumption
                        --------------------------------


     Pursuant to the provisions of Section 1.03 of the Branch Purchase and Assumption Agreement dated as of January __, 1999 (the "Agreement"), by and between Coastal Bank ("Seller") and Kennebunk Savings Bank ("Purchaser"),
Purchaser:

     (a) hereby assumes and hereby agrees to hereafter faithfully honor and fully and timely pay, perform, and discharge all of the Deposit Liabilities associated with the Branch on the books of Seller as of the Effective Time, together with all accrued interest attributed thereto; and

     (b) hereby assumes and hereby agrees to hereafter faithfully honor and fully and timely perform, and discharge all of the obligations, duties, and liabilities of Seller with respect to (1) the safety deposit box business of the Branch including, but not limited to, the maintenance of all necessary facilities for the use of safety deposit boxes by the renters thereof during the periods for which such persons have paid rent therefor in advance to Seller (subject to allocations of rents between Seller and Purchaser as provided in Section 1.03(c)(i) of the Agreement), subject to the provisions of the applicable leases or other agreements relating to such boxes and the performance of all other necessary activities relating to such boxes, and (2) all safety deposit box lease agreements and documents pertaining to the safety deposit business of the Branch as of the Effective Time; and

     (c) hereby assumes and hereby agrees to hereafter faithfully honor and fully and timely pay, perform and discharge all Deferred Expenses;

     (d) hereby assumes and hereby agrees to hereafter faithfully honor and fully and timely pay, perform and discharge all of the obligations, duties, and liabilities of Seller arising from and after the Closing Date under the Real Estate Lease assigned to Purchaser by Seller.


     All capitalized terms that are defined in the Agreement and are not otherwise defined herein shall have the meaning given to them in the Agreement.

     IN WITNESS WHEREOF, Purchaser has caused this instrument to be duly executed and delivered as of May 14, 1999.


                    PURCHASER:        KENNEBUNK SAVINGS BANK


                                      By:
                                         ----------------------------------

                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                                  Schedule N
                                  ----------

      Form of Instrument of Assumption of Individual Retirement Accounts
      ------------------------------------------------------------------

  Pursuant to the provisions of Section 1.03 of the Branch Purchase and Assumption Agreement dated as of January __, 1999 ("Agreement"), by and between Seller and Purchaser, as defined below, Purchaser hereby assumes and agrees to hereafter faithfully, fully, and timely honor, pay, perform, and discharge all Deposit Liabilities consisting of individual retirement accounts ("IRAs"), together with all accrued interest attributable thereto and the custodial arrangement in connection therewith.

  Purchaser further hereby assumes and agrees to hereafter faithfully honor and fully and timely pay, perform, and discharge all of Seller's obligations, duties, and liabilities evidenced by or related to each Individual Retirement Custodial Account Agreement (i.e., Internal Revenue Service Model Form 5305-A with certain supplementary provisions and related IRA Disclosure Statement) pertaining to the Deposit Liabilities consisting of IRAs, including, without limitation, the obligation to file reports with the Internal Revenue Service with respect to such Deposit Liabilities, to the extent such reports are required and become due after the Effective Time, except that Seller shall send and file Forms 5498 for all periods ending prior to the date hereof.

Seller hereby appoints Purchaser as the successor trustee to Seller under the Deposit Liabilities consisting of IRAs. Purchaser hereby accepts from Seller such appointment to serve in such capacity.

  Purchaser and Seller further hereby agree that Purchaser shall distribute, on or before the date such distribution is required to be made to avoid the imposition upon the IRA depositor of any excise or other penalty tax, and in accordance with Section 4974 and other applicable provisions of the Internal Revenue Code and proposed, temporary, and final regulations of the Internal Revenue Service, the minimum distribution amount ("MDA") required to be made for calendar year 1999 by any IRA depositor who has reached age 70-1/2 during or prior to calendar year 1999, and Purchaser shall be deemed to hold such MDA as the escrow agent of Seller under instructions to so distribute such MDA. Notwithstanding the foregoing, to the extent any MDA is required to be distributed on or before the first day of the first calendar month after the Closing Date. Purchaser is not responsible for making such MDA.

  All capitalized terms that are defined in the Agreement and are not otherwise defined herein have the meaning given to them in the Agreement.


  IN WITNESS WHEREOF, the Purchaser and Seller have caused this instrument to be duly executed and delivered as of May 14, 1999.

                    PURCHASER:        KENNEBUNK SAVINGS BANK


                                      By:
                                         ---------------------------------

                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------


                    SELLER:           COASTAL BANK


                                      By:
                                         ---------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                                 Schedule O
                                 ----------
                        Form of Bill of Sale and Receipt
                        --------------------------------

  FOR VALUE RECEIVED, Seller, as defined below, hereby absolutely and unconditionally transfers, conveys, sells, sets over, assigns, endorses, and negotiates to Purchaser, as defined below, all of Seller's right, title, and interest in, to, and under all Assets, but without recourse and without representation or warranty of any kind, whether express or implied, except as otherwise specifically set forth in the Branch Purchase and Assumption Agreement dated January __, 1999, between Purchaser and Seller ("Agreement").

  Seller hereby delivers and/or promises to deliver at the times and in the manner set forth in the Agreement (a) all of the Assets as are capable of physical delivery, (b) all files, records, and documents (in the form or medium presently maintained by Seller) pertaining to the Assets and the Deposit Liabilities, (c) the contents of all safety deposit boxes maintained at the Branch as of the Effective Time, and (d) all safety deposit box lease agreements and other documents pertaining to the safety deposit business of the Branch as of the Effective Time, subject to the provisions of the applicable agreements, receipts, and other documents pertaining thereto.

  All capitalized terms that are defined in the Agreement and are not otherwise defined herein shall have the meaning given to them in the Agreement.

  IN WITNESS WHEREOF, Seller and Purchaser have caused this instrument to be duly executed and delivered as of May ____, 1999.


                    SELLER:           COASTAL BANK

                                      By:
                                         ---------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                    PURCHASER         KENNEBUNK SAVINGS BANK


                                      By:
                                         ---------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                                  Schedule P
                                  ----------

                           Form of Lease Assignment
                           ------------------------


  THIS LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement"), made this 14th day of May, 1999, by and between Coastal Bank, having an address at 36 Thomas Drive, Westbrook, Maine ("Assignor"), and Kennebunk Savings Bank, having an address at 104 Main St., P.O. Box 28, Kennebunk, Maine ("Assignee");

                             W I T N E S S E T H:
                             --------------------

  WHEREAS, Assignor is the owner of the leasehold estates created by the lease attached hereto as Exhibit A and made a part hereof (the "Lease"), with respect to the premises described in the attached Exhibit A (the "Leased Premises");

  WHEREAS, Assignor desires to assign all of its right, title and interest in and to the Lease and the Leased Premises to Assignee, and Assignee desires to assume Assignor's right, title and interest in and to the Lease and the Leased Premises in accordance with the terms hereinafter set forth;

  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties hereto, Assignor and Assignee do hereby agree as follows:

     1.   Assignment and Covenants.
          ------------------------

          a. Assignor hereby gives, grants, bargains, sells, conveys, transfers and set over unto Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the Lease and the Leased Premises.

          b. Assignor, for itself, its successors and assigns, covenants with Assignee, its successors and assigns, as follows: that Assignor is the true and lawful owner of the leasehold estate created by the Lease; that the Lease is now in full force and effect; that no default exists under the Lease, nor any condition that, with the passage of time or the giving of notice, or both, would constitute a default; that Assignor has good right to sell and convey the leasehold estate created by the Lease; that all rent now due under the Lease has been paid in full; that no claims exist against the leasehold estate arising by, through or under Assignor; and that Assignor will defend the rights of Assignee in the leasehold estate against all claims of title arising by, through or under Assignor.

          c. Assignor warrants that Exhibit A attached hereto correctly sets forth: (i) Landlord's calculation of Seller's percentage of common expenses (additional rent), (ii) a description of the Leased Real Estate, and (iii) the last date through which additional rent (as defined in Section 9 of the Real Estate Lease) has been paid.

          d. Except as otherwise set forth above and in the Agreement, the foregoing assignment and transfer is made without representation or warranty, express or implied, of any nature whatsoever.

     2.   Assumption.  Assignee hereby accepts the foregoing assignment and, in
          ----------
          consideration thereof, Assignee hereby covenants and agrees that, on and after the Effective Date, Assignee will assume, observe, perform, fulfill and be bound by all terms, covenants, conditions and obligations of the Lease that arise on and after the Effective Date and are to be observed, performed and fulfilled by the tenant named therein on and after the Effective Date in the same manner and to the same extent as if Assignee were the tenant named therein.

     3.   Indemnification.
          ---------------

          a. Assignor hereby indemnifies and agrees to defend and hold harmless Assignee from and against any and all liability, loss, damage and expense, including, without limitation, reasonable attorneys' fees, that Assignee may or shall incur under the Lease by reason of any failure or alleged failure of Assignor to have complied with or to have performed, before the Effective Date, all of the obligations of the tenant under the Lease that were to be performed before the Effective Date.

          b. Assignee hereby indemnifies and agrees to defend and hold harmless Assignor from and against any and all liability, loss, damage and expense, including, without limitation, reasonable attorneys' fees, that Assignor may or shall incur under the Lease by reason of any failure or alleged failure of Assignee to comply with or to perform, on or after the Effective Date, all of the obligations of the tenant under the Lease that arise on and after the Effective Date and are to be performed on or after the Effective Date.

     4.   Effective Date.  The "Effective Date" as used herein, shall mean the
          --------------
          earlier of the following: (i) the Closing Date, as that term is defined in that certain Purchase and Assumption Agreement, dated January __, 1999, by and between Assignor and Assignee; or (ii) the date upon which this Agreement is filed for record with the Recorder of York County, Maine.

     5.   Successors and Assigns.  The terms and conditions of this Agreement
          ----------------------
          shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     6.   Counterparts.  This Agreement may be executed in several counterparts,
          ------------
          each of which shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first set forth above.



Signed in the presence of:       COASTAL BANK ("Assignor")


                                 By:
-----------------------------       -----------------------------
Name:                            Name:
     ------------------------         ---------------------------
                                 Title:
                                       --------------------------

                                 And:
-----------------------------        ----------------------------
Name:                            Name:
     ------------------------         ---------------------------
                                 Title:
                                       --------------------------

                                 KENNEBUNK SAVINGS BANK ("Assignee")



                                 By:
-----------------------------       -----------------------------
Name:                            Name:
                                      ---------------------------
                                 Title:
                                       --------------------------

                                 And:
-----------------------------        ----------------------------
Name:                            Name:
     ------------------------         ---------------------------

                                    CONSENT
                                    -------


  The undersigned, being the landlord under that certain lease dated _____________, in Exhibit A, by _________________________ to, hereby confirms its consent to the assignment of such lease to Kennebunk Savings Bank and releases Coastal Bank from any further obligation thereunder.



Signed in the presence of:        LANDLORD:
                                           ----------------------

                                 By:
-----------------------------       -----------------------------
                                 Name:
                                      ---------------------------
                                 Title:
                                       --------------------------

-----------------------------

                                       --------------------------
                                              (Individual)

               (INSERT APPROPRIATE ACKNOWLEDGMENT FOR CORPORATE,
                      PARTNERSHIP OR INDIVIDUAL LANDLORD)

STATE OF            )
         ------     )  SS:
COUNTY OF           )
         ----------


Before me, a Notary Public in and for said County and State, personally appeared_____________________, and __________________, the _____________________
and ____________________, respectively, of Coastal Bank, who acknowledged that they executed the foregoing instrument on behalf of said bank and that the same was the free act and deed of said bank and their free act and deed individually and as such officers.

  IN WITNESS WHEREOF, I have hereunto set my hand and official seal, at ________, ______ this ____ day of _________, 19__.


                                    -----------------------------
                                    Notary Public



  STATE OF                  )
           -------          )  SS:
  COUNTY OF                 )
            ------------

  BEFORE ME, a Notary Public in and for said County and State, personally appeared ____________________and ____________________, the ________________ and
_____________________, respectively, of Kennebunk Savings Bank who acknowledged that they did sign the foregoing instrument on behalf of said bank and that the same was the free act and deed of said bank, and their free act and deed individually and as such officers.

  IN WITNESS WHEREOF, I have hereunto set my hand and official seal, at ____________, ______, this _____ day of ___________, 19__.



                                    -----------------------------
                                    Notary Public

  This instrument prepared by:

     ----------------------------
     ----------------------------
     ----------------------------
     ----------------------------

                                   Exhibit A
                                   ---------

                              Description of Lease
                              --------------------


The leasehold estate created by that certain lease dated _____________, by and between _______________________, as landlord, and Coastal Bank of 36 Thomas Drive, Westbrook, Maine ("Seller"), as tenant, a memorandum of which was recorded in Volume ______, at Page _____ of the ____________ County, _____ Records, and together with all right, title and interest of Seller in and to the following described premises:

                    (Insert description of Leased Premises)

                                   Schedule Q
                             Pending Labor Matters
                             ---------------------


NONE

                                   Schedule R
                                   ----------

                         Description of Leased Property
                         ------------------------------

                                   Schedule S
                                   ----------
                         Procedure for Inclearing Items
                         ------------------------------

       Following the consummation of the Acquisition, Seller will notify Purchaser no later than 1:00 P.M. each business day of the monies due Seller for inclearing items received for payment on purchased deposits. Purchaser will be responsible for reimbursing Seller for monies due via wire transfer no later than 5:00 P.M of the same business day. Seller will cause its inclearing servicer (Financial Institution Service Corporation a/k/a FISC) to deliver by courier the physical items to Purchaser located at 5 Fletcher Street (Libby House), Kennebunk, Maine no later than 5:00 P.M. of the same business day.

                                   Schedule T
                                   ----------
                 Plan for ATM Card Deactivation and Activation
                 ---------------------------------------------

  Coastal Bank and Kennebunk Savings Bank will develop, within any technical limitations imposed by internal processing systems or their respective ATM and Debit Card processors, EDS and Mellon Network Services, an ATM and Debit Card deactivation and activation plan designed to minimize customer loss of ATM and Debit Card functionality.

  Coastal Bank will close the ATM located at 45 Portland Road, Kennebunk at the close of business on the closing date. The ATM will be reactivated by Kennebunk Savings Bank subsequent to the opening of the branch as a Kennebunk Savings Bank location.